Exhibit 99.1

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UNITED STATES BANKRUPTCY COURT

Northern DISTRICT OF Texas

Dallas

In Re. Eiger BioPharmaceuticals, Inc.	§	Case No. 24-80040
	§	
	§	Lead Case No. 24-80040
Debtor(s)	§	
		☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 05/31/2024

Petition Date: 04/01/2024

Months Pending: 2

Industry Classification: 3 2 5 4

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 9

Debtor's Full-Time Employees (as of date of order for relief): 9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☒ Accounts receivable aging
- ☒ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☒ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☒ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Doug Staut
Signature of Responsible Party

Doug Staut
Printed Name of Responsible Party

06/28/2024
Date

2100 Ross Avenue, 21st Floor, Dallas, Texas 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

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Debtor's Name Eiger BioPharmaceuticals, Inc. Case No. 24-80040

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$11,964,822	
b.	Total receipts (net of transfers between accounts)	$25,246,092	$29,133,330
c.	Total disbursements (net of transfers between accounts)	$4,847,197	$6,566,185
d.	Cash balance end of month (a+b-c)	$32,363,717	
e.	Disbursements made by third party for the benefit of the estate	$22,655,981	$22,655,981
f.	Total disbursements for quarterly fee calculation (c+e)	$27,503,178	$29,222,166

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$304,921
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$38,597
d	Total current assets	$56,380,826
e.	Total assets	$56,500,779
f.	Postpetition payables (excluding taxes)	$685,107
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$685,107
k.	Prepetition secured debt	$27,038,392
l.	Prepetition priority debt	$60,600
m.	Prepetition unsecured debt	$22,387,775
n.	Total liabilities (debt) (j+k+l+m)	$50,171,874
o.	Ending equity/net worth (e-n)	$6,328,905

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$44,300,000	$44,300,000
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$22,655,981	$22,655,981
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$21,644,019	$21,644,019

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$-1,385,142	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$9,184	
c.	Gross profit (a-b)	$-1,394,326	
d.	Selling expenses	$57,913	
e.	General and administrative expenses	$1,229,882	
f.	Other expenses	$-29,079,040	
g.	Depreciation and/or amortization (not included in 4b)	$71,817	
h.	Interest	$79,806	
i.	Taxes (local, state, and federal)	$16,667	
j.	Reorganization items	$4,470,515	
k.	Profit (loss)	$21,758,114	$21,310,509

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name Eiger BioPharmaceuticals, Inc. Case No. 24-80040

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
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UST Form 11-MOR (12/01/2021) 3

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Debtor's Name Eiger BioPharmaceuticals, Inc. Case No. 24-80040

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UST Form 11-MOR (12/01/2021) 4

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Debtor's Name Eiger BioPharmaceuticals, Inc. Case No. 24-80040

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
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UST Form 11-MOR (12/01/2021) 5

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Debtor's Name Eiger BioPharmaceuticals, Inc. Case No. 24-80040

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UST Form 11-MOR (12/01/2021) 6

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Debtor's Name Eiger BioPharmaceuticals, Inc. Case No. 24-80040

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name Eiger BioPharmaceuticals, Inc. Case No. 24-80040

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c.	All professional fees and expenses (debtor & committees)			$1,773,559	$4,258,979	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$4,355	$9,345
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$16,667	$39,733
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ◉	No ◯		
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ◯	No ◉		
c.	Were any payments made to or on behalf of insiders?	Yes ◉	No ◯		
d.	Are you current on postpetition tax return filings?	Yes ◉	No ◯		
e.	Are you current on postpetition estimated tax payments?	Yes ◉	No ◯		
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉	No ◯		
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ◯	No ◉		
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ◯	No ◯	N/A ◉	
i.	Do you have: Worker's compensation insurance?	Yes ◉	No ◯		
	If yes, are your premiums current?	Yes ◉	No ◯	N/A ◯	(if no, see Instructions)
	Casualty/property insurance?	Yes ◉	No ◯		
	If yes, are your premiums current?	Yes ◉	No ◯	N/A ◯	(if no, see Instructions)
	General liability insurance?	Yes ◉	No ◯		
	If yes, are your premiums current?	Yes ◉	No ◯	N/A ◯	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ◯	No ◉		
k.	Has a disclosure statement been filed with the court?	Yes ◯	No ◉		
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉	No ◯		

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name Eiger BioPharmaceuticals, Inc. Case No. 24-80040

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	06/28/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

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Case 24-80040-sgj11 Doc 385 Filed 06/28/24 Entered 06/28/24 19:12:34 Desc Main Document Page 12 of 12 Debtor’s Name Eiger BioPharmaceuticals, Inc. Case No. 24-80040 UST Form 11-MOR (12/01/2021) 12

Case 24-80040-sgj11 Doc 385-1 Filed 06/28/24 Entered 06/28/24 19:12:34 Desc 1 Page 1 of 1 Exhibit—1 In re: Eiger BioPharmaceuticals, Inc. Case No.: 24-80040 Reporting Period: 5/1/2024—5/31/2024 Statement of Cash Receipts and Disbursements Cash Balance Beg. of Cash Receipts Cash Disbursements Disbursements by 3rd Party Total Disbursements Debtor Case Number Cash Balance EOM Month Current Month Current Month Current Month Current Month Eiger BioPharmaceuticals, Inc. 24-80040 $ 11,964,822 $ 25,246,091.62 (4,847,197) NA $ 32,363,717 $ (22,655,981) $ (27,503,178) Total Cash Receipts and Cash Disbursements $ 11,964,822 $ 25,246,092 $ (4,847,197) NA $ 32,363,717 $ (22,655,981) $ (27,503,178)

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Exhibit - 2

In re: Eiger BioPharmaceuticals, Inc.

Case No.: 24-80040
Reporting Period: 5/31/2024

Supplemental Balance Sheet

		Eiger BioPharmaceuticals, Inc.
		05/31/2024
ASSETS		
Cash and Equivalents	$	32,363,729
Accounts Receivable		304,921
Intercompany Receivables		13,210,726
Inventory		38,597
Other Current Assets		10,462,852
Total Current Assets	**$**	**56,380,826**
Fixed Asset		117,948
Other Asset		2,005
Total Other Assets	**$**	**119,953**
TOTAL ASSETS	**$**	**56,500,779**
LIABILITIES & EQUITY		
Liabilities Not Subject to Compromise		
Postpetition Payables		685,107
Total Liabilities Not Subject to Compromise	**$**	**685,107**
Liabilities Subject to Compromise		
Accounts Payable		1,146,447
Intercompany Payables		11,362,342
Senior Secured Debt		27,038,392
Other Current Liabilities		2,410,684
Accrued Liabilities		4,522,772
Commercial Accruals		59,817
Clinical Accruals		977,078
Regulatory Accruals		1,084,306
CMC Tech Dev Accruals		300,010
Accrued Bonus		-
Accrued Priority Obligations		60,600
Accrued Payroll		522,404
Right of Use - ST Liability		1,677
Right of Use - LT Liability		236
Total Liabilities Subject to Compromise	**$**	**49,486,767**
Total Liabilities	**$**	**50,171,874**
Total Equity		6,328,905
TOTAL LIABILITIES & EQUITY	**$**	**56,500,779**

UST Form 11-MOR (12/01/2021) 2

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Exhibit - 3

In re: Eiger BioPharmaceuticals, Inc.

Case No.: 24-80040
Reporting Period: 5/1/2024 - 5/31/2024

Supplemental Statement of Operations

	Eiger BioPharmaceuticals, Inc.				
	Current Month		Cumulative		
	05/01/2024 - 05/31/2024		04/01/2024 - 05/31/2024		Notes
Income					
Income	$	(1,385,142)	$	(173,033)	
Total Income	**$**	**(1,385,142)**	**$**	**(173,033)**	
Operating Expenses					
Cost of Sales		9,184		9,184	
Wage related		314,387		662,397	
Travel & Entertainment		2,732		5,158	
Outside Services (Ex. Restructuring Expenses)		993,505		2,268,181	
Restructuring Expenses		4,470,515		4,470,515	[1]
Clinical costs		10,387		(308,535)	
CMC Tech Dev		46,780		149,993	
Regulatory		745		698	
Other operating costs		87,548		177,806	
Total Operating Expenses	**$**	**5,935,784**	**$**	**7,464,072**	
Operating Income / (Loss)	**$**	**(7,320,926)**	**$**	**(7,637,105)**	
Other (Income) / Expense					
Other Income	$	(29,278,791)	$	(29,301,551)	
Other Expense		199,751		353,938	[2]
Total Other (Income) / Expense	**$**	**(29,079,040)**	**$**	**(28,947,613)**	
Net Income / (Loss) before Reorganization Expenses	**$**	**21,758,114**	**$**	**21,310,509**	
Reorganization Items, net		-		-	
Net Income / (Loss)	**$**	**21,758,114**	**$**	**21,310,509**	

Notes

[1] - The payments of professionals and any amounts related thereto disclosed in this Monthly Operating Report include accrued professional fees for April and May. Accrued professional fees had not been approved by the Court for the previous reporting period pursuant to the Order Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Retained Professionals [Docket No. 259].

[2] - Includes both realized and unrealized (gains) / losses.

UST Form 11-MOR (12/01/2021) 3

In re: Eiger BioPharmaceuticals, Inc. Exhibit—4 AR Aging Case No.: 24-80040 Reporting Period: 5/1/2024—5/31/2024 5/31/2024 Invoice 1—30 Days Sold From Number Invoice Date Due Date Days Aged Customer Currency Amount (Current) 31—60 Days Total Eiger BioPharmaceuticals, Inc. CN1008 01/25/24 03/25/24 67 Sciensus (ATU) EUR* € (19,850.93) $ (19,850.93) $ (19,850.93) Eiger BioPharmaceuticals, Inc. 335561000 05/01/24 05/31/24 0 CVS Caremark USD $ 73,980.00 $ 73,980.00 $ 73,980.00 Eiger BioPharmaceuticals, Inc. 335561000 05/01/24 05/31/24 0 CVS Caremark USD $ 110,970.00 $ 110,970.00 $ 110,970.00 Eiger BioPharmaceuticals, Inc. 335597607 05/06/24 06/05/24 -5 CVS Caremark USD $ 147,960.00 $ 147,960.00 $ 147,960.00 Total (USD) $ 332,910.00 $ (19,850.93) $ 313,059.07 Notes All foreign currencies are translated to USD as of month end AR Aging excludes an allowance for prompt payments of ($8137.65)

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Exhibit - 5

In re: Eiger BioPharmaceuticals, Inc.

Case No.: 24-80040
Reporting Period: 5/1/2024 - 5/31/2024

Post-Petition Payables

Vendor	Company Name	Invoice	Amount	Due Date	Current	0 - 30 Days	31 - 60 Days	Total Open Balance
V1400	ABC-Plan, Inc.	1221	$ 4,500.00	06/19/24	$ 4,500	$ -	$ -	$ 4,500
V1212	AllCare Plus Pharmacy LLC	4125805055	$ 111,300.00	05/02/24	$ -	$ 111,300	$ -	$ 111,300
V1212	AllCare Plus Pharmacy LLC	4125805244	$ 493.78	06/07/24	$ 494	$ -	$ -	$ 494
V1006	Axis Clinicals LLC	EIG 1618 STRG 1	$ 675.00	06/14/24	$ 675	$ -	$ -	$ 675
V1198	Biorasi LLC	7237	$ 47,345.15	05/11/24	$ -	$ 47,345	$ -	$ 47,345
V1445	Caremark, LLC	76369	$ 3,500.00	06/01/24	$ 3,500	$ -	$ -	$ 3,500
V1132	Charles River Laboratories Den Bosch BV	47043020	$ 19,428.50	06/15/24	$ 19,429	$ -	$ -	$ 19,429
V1012	Clinigen Inc.	230018831	$ 13,120.85	06/22/24	$ 13,121	$ -	$ -	$ 13,121
V1012	Clinigen Inc.	230018832	$ 27,465.67	06/22/24	$ 27,466	$ -	$ -	$ 27,466
V1012	Clinigen Inc.	230018833	$ 9,029.44	06/22/24	$ 9,029	$ -	$ -	$ 9,029
V1012	Clinigen Inc.	230018834	$ 13,120.85	06/22/24	$ 13,121	$ -	$ -	$ 13,121
V1012	Clinigen Inc.	230018972	$ 12,426.13	06/29/24	$ 12,426	$ -	$ -	$ 12,426
V0364	Delaware Secretary of State	Eiger Bio - Q1 2024 Tax	$ 80,000.00	06/01/24	$ 80,000	$ -	$ -	$ 80,000
V1128	Diligent Corporation	INV438539	$ 42,646.01	06/06/24	$ 42,646	$ -	$ -	$ 42,646
V1077	DocuSign, Inc	111100326606	$ 977.50	06/13/24	$ 978	$ -	$ -	$ 978
V0435	Donnelley Financial Solutions, LLC	1275840500	$ 14,233.00	05/17/24	$ -	$ 14,233	$ -	$ 14,233
V0435	Donnelley Financial Solutions, LLC	1281869900	$ 11,191.00	05/04/24	$ -	$ 11,191	$ -	$ 11,191
V0435	Donnelley Financial Solutions, LLC	1281934700	$ 710.15	04/25/24	$ -	$ -	$ 710	$ 710
V0435	Donnelley Financial Solutions, LLC	1283425500	$ 969.20	06/06/24	$ 969	$ -	$ -	$ 969
V0487	Equity Plan Solutions, LLC	5604	$ 1,331.25	05/31/24	$ -	$ 1,331	$ -	$ 1,331
V0132	Federal Express Corporation	8-503-37417	$ 15.27	06/01/24	$ 15	$ -	$ -	$ 15
V0132	Federal Express Corporation	8-510-74981	$ 33.70	06/08/24	$ 34	$ -	$ -	$ 34
V0132	Federal Express Corporation	8-510-74982	$ 35.48	06/08/24	$ 35	$ -	$ -	$ 35
V0132	Federal Express Corporation	8-517-36019	$ 305.83	06/15/24	$ 306	$ -	$ -	$ 306
V0439	Fisher Clinical Services, Inc.	842945	$ 403.00	05/17/24	$ -	$ 403	$ -	$ 403
V0439	Fisher Clinical Services, Inc.	845949	$ 403.00	06/14/24	$ 403	$ -	$ -	$ 403
V0439	Fisher Clinical Services, Inc.	845960	$ 586.60	06/14/24	$ 587	$ -	$ -	$ 587
V0439	Fisher Clinical Services, Inc.	845961	$ 415.42	06/14/24	$ 415	$ -	$ -	$ 415
V0439	Fisher Clinical Services, Inc.	845948	$ 2,654.00	06/14/24	$ 2,654	$ -	$ -	$ 2,654
V0439	Fisher Clinical Services, Inc.	845953	$ 4,019.00	06/14/24	$ 4,019	$ -	$ -	$ 4,019
V0439	Fisher Clinical Services, Inc.	845955	$ 1,126.08	06/14/24	$ 1,126	$ -	$ -	$ 1,126
V0439	Fisher Clinical Services, Inc.	845957	$ 956.46	06/14/24	$ 956	$ -	$ -	$ 956
V0439	Fisher Clinical Services, Inc.	845959	$ 69.44	06/14/24	$ 69	$ -	$ -	$ 69
V0439	Fisher Clinical Services, Inc.	845950	$ 95.00	06/14/24	$ 95	$ -	$ -	$ 95
V0439	Fisher Clinical Services, Inc.	845951	$ 2,704.00	06/14/24	$ 2,704	$ -	$ -	$ 2,704
V0439	Fisher Clinical Services, Inc.	845952	$ 285.00	06/14/24	$ 285	$ -	$ -	$ 285
V0439	Fisher Clinical Services, Inc.	845954	$ 36.00	06/14/24	$ 36	$ -	$ -	$ 36
V0439	Fisher Clinical Services, Inc.	845956	$ 99.96	06/14/24	$ 100	$ -	$ -	$ 100
V0439	Fisher Clinical Services, Inc.	845958	$ 111.74	06/14/24	$ 112	$ -	$ -	$ 112
V0439	Fisher Clinical Services, Inc.	847387	$ 530.00	06/13/24	$ 530	$ -	$ -	$ 530
V0439	Fisher Clinical Services, Inc.	5337437	$ 203.75	05/31/24	$ -	$ 204	$ -	$ 204
V0439	Fisher Clinical Services, Inc.	10199541	$ 5,846.45	06/20/24	$ 5,846	$ -	$ -	$ 5,846
V0439	Fisher Clinical Services, Inc.	10200309	$ 600.00	06/20/24	$ 600	$ -	$ -	$ 600
V0439	Fisher Clinical Services, Inc.	119527	$ 3,044.00	06/07/24	$ 3,044	$ -	$ -	$ 3,044
V0439	Fisher Clinical Services, Inc.	5340441	$ 134.00	06/24/24	$ 134	$ -	$ -	$ 134
V0439	Fisher Clinical Services, Inc.	5341239	$ 1,315.36	06/28/24	$ 1,315	$ -	$ -	$ 1,315
V1242	Integrichain, Inc.	NS-5367	$ 10,500.00	05/01/24	$ -	$ 10,500	$ -	$ 10,500
V1242	Integrichain, Inc.	NS-5367	$ 10,630.00	05/01/24	$ -	$ 10,630	$ -	$ 10,630
V1242	Integrichain, Inc.	NS-5367	$ 22,721.50	05/01/24	$ -	$ 22,722	$ -	$ 22,722
V1186	Intrinsik Corp	87723	$ 1,110.00	05/30/24	$ -	$ 1,110	$ -	$ 1,110

Case 24-80040-sgj11 Doc 385-5 Filed 06/28/24 Entered 06/28/24 19:12:34 Desc
5 Page 2 of 2

Exhibit - 5

In re: Eiger BioPharmaceuticals, Inc. | Case No.: 24-80040
Reporting Period: 5/1/2024 - 5/31/2024

Post-Petition Payables

Vendor	Company Name	Invoice	Amount	Due Date	Current	0 - 30 Days	31 - 60 Days	Total Open Balance
V1335	Intsel Chimos	FA00095361	$ 27,381.40	06/13/24	$ 27,381	$ -	$ -	$ 27,381
V0334	IQVIA Biotech LLC	NUS-064937	$ 6,151.93	06/20/24	$ 6,152	$ -	$ -	$ 6,152
V1028	IQVIA Inc.	INC-355303	$ 34,214.63	06/27/24	$ 34,215	$ -	$ -	$ 34,215
V0374	Iron Mountain	JKMN288	$ 800.62	05/30/24	$ -	$ 801	$ -	$ 801
V0572	Jump Start Technology Inc	JST-21819	$ 7,692.00	05/31/24	$ -	$ 7,692	$ -	$ 7,692
V0572	Jump Start Technology Inc	JST-21821	$ 606.25	05/31/24	$ -	$ 606	$ -	$ 606
V0959	KryoCal, LLC dba Kyrosphere	202405-504	$ 6,562.50	06/14/24	$ 6,563	$ -	$ -	$ 6,563
V1325	Medpace Inc.	NMECI0025101	$ 17.00	06/28/24	$ 17	$ -	$ -	$ 17
V0344	Nasdaq Corporate Solutions	0424NOCS265723	$ 8,508.00	05/15/24	$ -	$ 8,508	$ -	$ 8,508
V0344	Nasdaq Corporate Solutions	0524NOCS267370	$ 13,647.25	06/14/24	$ 13,647	$ -	$ -	$ 13,647
V1319	Niche Quality	289	$ 530.40	05/26/24	$ -	$ 530	$ -	$ 530
V1319	Niche Quality	295	$ 1,310.60	06/02/24	$ 1,311	$ -	$ -	$ 1,311
V1319	Niche Quality	296	$ 426.19	06/09/24	$ 426	$ -	$ -	$ 426
V1319	Niche Quality	297	$ 710.32	06/16/24	$ 710	$ -	$ -	$ 710
V1319	Niche Quality	298	$ 795.60	06/23/24	$ 796	$ -	$ -	$ 796
V0641	Patheon Inc	90165219	$ 8,410.00	06/16/24	$ 8,410	$ -	$ -	$ 8,410
V0641	Patheon Inc	90165661	$ (15,317.00)	06/30/24	$ (15,317)	$ -	$ -	$ (15,317)
V1379	Patheon Manufacturing Services LLC	900124044	$ 9,486.00	06/02/24	$ 9,486	$ -	$ -	$ 9,486
V0069	Patheon UK Limited	1800024492	$ 5,713.24	06/02/24	$ 5,713	$ -	$ -	$ 5,713
V1369	Pharma Solutions USA, Inc.	89027	$ 745.49	05/30/24	$ -	$ 745	$ -	$ 745
V0242	PharmaDirections	INV-EIG12016	$ 135.00	06/04/24	$ 135	$ -	$ -	$ 135
V0974	Polaris Building Maintenance, Inc.	19629	$ 575.00	05/31/24	$ -	$ 575	$ -	$ 575
V1468	Q Squared Solutions Holdings, LLC	108-113307	$ 250.00	06/07/24	$ 250	$ -	$ -	$ 250
V1188	Resources Connection LLC	AS06193272	$ 2,454.30	06/08/24	$ 2,454	$ -	$ -	$ 2,454
V1188	Resources Connection LLC	AS06193645	$ 2,547.05	06/22/24	$ 2,547	$ -	$ -	$ 2,547
V1381	RSM US LLP	CI-10436083	$ 1,750.00	05/31/24	$ -	$ 1,750	$ -	$ 1,750
V1207	Sciensus International	SINV-0027726	$ 12,435.69	05/30/24	$ -	$ 12,436	$ -	$ 12,436
V1207	Sciensus International	SINV-0027891	$ 9,371.69	05/30/24	$ -	$ 9,372	$ -	$ 9,372
V1207	Sciensus International	SINV-0027728	$ 1,088.94	05/30/24	$ -	$ 1,089	$ -	$ 1,089
V1024	Star2Star Communications LLC	SUB01749359	$ 1,040.94	06/04/24	$ 1,041	$ -	$ -	$ 1,041
V0310	The Doctors Laboratory	SI1707985	$ 3,196.98	05/30/24	$ -	$ 3,197	$ -	$ 3,197
V1143	TraceLink, Inc.	INV63262	$ 125.00	05/30/24	$ -	$ 125	$ -	$ 125
V0385	Transperfect Translations International, Inc.	3080147	$ 1,795.50	05/30/24	$ -	$ 1,796	$ -	$ 1,796
V0244	TRG Communications LLC	EICON-042024	$ 36,000.00	05/30/24	$ -	$ 36,000	$ -	$ 36,000
V1135	Trialog Clinical Trials Ltd	EI248003254	$ 300.00	05/30/24	$ -	$ 300	$ -	$ 300
V1135	Trialog Clinical Trials Ltd	EI248003256	$ 695.00	05/30/24	$ -	$ 695	$ -	$ 695
V1330	Wheelhouse Life Science Advisors	13May24	$ 7,500.00	06/15/24	$ 7,500	$ -	$ -	$ 7,500
Grand Total			**$ 685,107.04**		**$ 367,211.68**	**$ 317,185.21**	**$ 710.15**	**$ 685,107.04**

Exhibit—6 In re: Eiger BioPharmaceuticals, Inc. Case No.: 24-80040 Reporting Period: 5/1/2024—5/31/2024 Payments to Insiders Expense Other Insider Name Salary Reimbursement Payments Notes Total Apelian,David $ 54,166.66 $ 529.77 $ 54,696.43 Kurtz,Christopher James 32,066.66 32,066.66 Vollins,James Andrew 35,416.66 35,416.66 Total $ 121,649.98 $ 529.77 $ 122,179.75

Case 24-80040-Sgj11   Doc 385-7   Filed 06/28/24   Entered 06/28/24 19:12:34   Desc

7   Page 1 of 3

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024

EIGER BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eiger BioPharmaceuticals, Inc.

2155 Park Blvd.

Palo Alto, California 94306

(Address of principal executive offices, including zip code)

(650) 272-6138

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EIGRQ*	N/A*

*

On April 11, 2024, our common stock was suspended from trading on The Nasdaq Stock Market LLC and began trading under the symbol “EIGRQ” on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Case 24-80040-Sgj11   Doc 385-7   Filed 06/28/24   Entered 06/28/24 19:12:34   Desc

7   Page 2 of 3

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on April 1, 2024, Eiger BioPharmaceuticals, Inc. (the “Company’’) and its direct subsidiaries filed voluntary petitions for relief (the “Bankruptcy Petitions”) under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court’’) under the caption In re Eiger BioPharmaceutica/s, Inc., et al, Case No. 24-80040 (the “Chapter 11 Cases’’).

On April 17, 2024, following the completion of the auction held as part of the Company’s court-supervised sale process under Section 363 of the Bankruptcy Code for the sale of the Company’s Zokinvy asset, Sentynl Therapeutics, Inc. (“Sentynl’’) was designated the winning bidder with a final bid during the auction of a base price in the amount of $46.1 million less a credit in the amount of $0.9 million for the termination fee resulting in a net base price in the amount of $45.2 million, subject to certain purchase price adjustments, including a reduction of $100,000 per diem if the sale closed after April 24, 2024. At a hearing held on April 23, 2024, the Bankruptcy Court approved the sale of the Company’s Zokinvy asset to Sentynl. The sale closed on May 3, 2024.

Under the terms of the acquisition, Sentynl acquired global rights to Zokinvy and will be responsible for its manufacture and commercialization.

Item 8.01.	Completion of Acquisition or Dispolition of Assets.

During the pendency of the Chapter 11 Cases, in lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q under Section 13(a) of the Securities Exchange Act of 1934, as amended, the Company expects to file with the Securities and Exchange Commission, under cover of current reports on Form 8-K, copies of the monthly financial reports required to be filed with the Bankruptcy Court pursuant to rule 2015 of the Federal Rules of Bankruptcy Procedure, as well as any other material information concerning developments in its bankruptcy proceedings.

Cautionary Statements Regarding trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. In particular, the Company expects that its securityholders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

2/3

Case 24-80040-Sgj11   Doc 385-7   Filed 06/28/24   Entered 06/28/24 19:12:34   Desc

7   Page 3 of 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eiger BioPharmaceuticals, Inc.

Dated: May 8, 2024	By:	/s/ James Vollins
James Vollins
General Counsel, Chief Compliance Officer & Corporate Secretary

3/3

Statement Period J.P. Morgan May 01 -May 31 , 2024 Account Number Investment Statement 0 1782 JPS 079 001 15224—NNNNNNNNNNNN Account Va lue w ith Acc ruals INNOVATUS LIFE SCIENCES LENDING FUND I Account Description Previous Period This Period LP AS SECURED PARTY OF EIGER Brokerage 16,668.23 0.00 BIOPHARMACEUTICALS.INC 777 THIRD AVENUE, 25TH FLOOR ACCOUNT VALUE $16,668.23 $0.00 NEW YORK NY 10017-1411 See page 3 for footnotes and more detail. ~Copy mailed to third parties—see page 8 Questions? For Full Service Accounts, Call Financial Advisor ~(212) 272 2555 Account Value with Accruals (June 2022 lo May 2024) Customer Service $25,375,000 (800) 999 2000 Branch Address $20,300,300 277 Park Avenue New York, NY, 10172 $15,225,300 ‘1’1\Wt.jpmorgan.com More conl<)CI information on page 8 $10,150,300 $5,075,000 so ~ en 0 ?: ‘- <n 0 ?: c: :1) ::; .”’ , 0 0 ~ .”’ , Q ..., “ “ “’ 0 “’ 0 0 N 0 If you have any questions about your statement or concerns about your account, please call us at 0 0 “’ “’ 0 “ 0 “’ N N IV IV w N IV IV the toll free number provided above IV “ IV IV w w w ... INVESTMENT AND INSURANCE PRODUCTS ARE · NOT FDIC INSURED ·NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY · NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY. JPMORGAN CHASE BANK, NA OR ANY OF ITS AFFILIATES ·SUBJECT TO INVESTMENT RISKS. INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED Page 1 of 14 Account ts held at J .P. Morgan Securities LLC (JPMS). member Financial Industry Regulatory Authority (FINRA) and Securities Investor Protection Corporation (SIPC) This statement summary is provided for convenience purposes only. F::>r mformation about your JPMS account(s}. please refer to your official JPMS account statement(s). which follows this statement summary Neither this statement summary nor your official JPMS account statement(s) should be used for tax reporting purposes. ———————~~———————————-,———————————————————-. BROKERAGE IMPORTANT INFORMATION

This page is intentionally left blank. Page 2of14

Statement Period J.P. Morgan May 01 -May 31 , 2024 Last Statement: April 30, 2024 Account Number INNOVATUS LIFE SCIENCES LENDING FUND I LP AS SECURED PARTY OF EIGER BIOPHARMACEUTICALS, INC Account Value W ith Accruals $0.00 777 THIRD AVENUE, 25TH FLOOR NEW YORK NY 10017-1 41 1 Account Activity Sumrnul’y CORPORATION Description Thll Porlod Yo!!r •to·Dnto Beginning Account VBiuu $18,888.23 $13,4111,38’7.2’1 Deposits (Cash & Scourllllll) o.oo o.oo Withdrawals (Cna!18. ~lnË~urlllna} (18,765.78) (13,857,188.75) Net Deposits I Wll hdrtiWIIII (f18,71111.78) (f13,8117,188.711) Income 87,$!!1 181 ,‘771:1,48 Fees 1 0.00 0.00 Change In Investment Vnluo 0.00 0.00 ENDING ACCOUNT VAL.U 10.00 10.00 Net Accrued lncomu 0,00 0,00 Account Value With Aoorunll 10.00 $0.00 1 Account tees. manDgomtnt foul, and doblt lntorott lifO /noludod. Trado ro/tJfud foos; ohnrged b)l brolatrs Iitle/ oommlu/ons; lmpl!ol the total cost or pror;oad11 of jQur tmdol! rmd art notlnr;lud•d hof’f, Month End Closing Mathea! Firat In, Flr1t Out (FIFO} Your Broker/Dealer i& J.P. MoR~AN s eURI’l’II!C LLC, .j e hu•u Mulluluuh CiUIIIUI , Bllluklyll, Nuw ‘l“ulk 112411-0001 INvE:.rrMtiN’r AN!i IN:JUHANOtl PHotJvor:; AHU: • No·r flt:llc IN:JUHUI:l • Noi IN!JUH l;i uv ANY 1L:D HAl. CJovtii{NMt;Ni AGIINov ·NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, JPMORGAN CHASE BANK, N.A. OR ANY OF ITS AFFILIATES • SUBJECT TO INVESTMENT RISKS, INCLUDINO fJOSSIBLE LOSS OF THE fJRINCif’!AL AMOUNT INVESTED Pauo 3 of 14 J .P. Morgan Wealth Management is a business of JPMorgan Chase & Co., which offers investment products and services through J .P. Morgan Securities LLC (JPMS). a registered broker-dealer and investment advisor, member FINRA and SIPC. Annuities are made available through Chase Insurance Agency, Inc. (CIA), a licensed insurance agency, doing business as Chase Insurance Agency Services, Inc. in Florida. Certain custody and other services are provided by JPMorgan Chase Bank. NA (JPMCB). JPMS. CIA and JPMCB are affiliated companies under the common control of JPMorgan Chase & Co. Products not available in all states. For information about your account. please refer to your official JPMS account statement which should not be used for tax reporting purposes. Please read the important disclosures at the end of the statement. For questions, please call (347) 643 9953. STATEMENT SUMMARY BROKERAGE IMPORTANT INFORMATION

J.P. Morgan INNOVATUS LI FE SCIENCES CORPORATION (Acct #I LENDING FUND I Statement Period : May 01—May 31, 2024 Asset Allocation Summary Market value Market value Total Description Previous Period This Period Change($) Fixed Income 16,668.23 0.00 (1 6,668.23) TOTAL ACCOUNT VALUE $16,668.23 $0.00 ($16,668.23) Assets and Liabilities Summary Description Previous Period This Period Long Market Value 16,668.23 0.00 Total Assets $16,668.23 $0.00 Total Liabilities $0.00 $0.00 TOTAL ACCOUNT VALUE $16,668.23 $0.00 Total Account Value with Accruals $16,668.23 so.oo Income Summary Description This Period Year-to-Date Dividends 87.55 18 1,779.48 Total Income from Taxable Investments $87.55 $181,779.48 Total Income from Non-Taxable Investments $0.00 $0.00 TOTAL INCOME $87.55 $181,779.48 Taxable and Non-taxable income classifications are based on the characteristics of the underlying securities and not the taxable status of the account. Page 4of14 Please read the important disclosures at the end of the statement. For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY BROKERAGE IMPORTANT INFORMATION

J.P. Morgan INNOVATUS LI FE SCIENCES CORPORATION (Acct # LENDING FUND I Statement Period: May 01—May 31, 2024 Activity CASH FLOW SUMMARY Description This Period Year-to-Date Opening Cash Balance so.oo $0.00 Trade and Investment Activity 16,739.18 13.657.150 15 Income 87.55 181.77948 Total Credits $16,826.73 513,838,929.63 Trade and Investment Activity (70.95) (181 ‘762.88) Cash W ithdrawals (16.755.78) (13,657, 166.75) Total Debits ($16,826.73) ($13,838,929.63) Net Cash Activity $0.00 $0.00 CLOSING CASH BALANCE $0.00 $0.00 “Opening Cash Balance” and “Closing Cash Balance” include Sweep Funds. See additional footnotes on the last page of this account. Page 5 of14 Please read the important disclosures at the end of the statement. For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY BROKERAGE IMPORTANT INFORMATION

Case 24-80040-sgj11 Doc 385-8 Filed 06/28/24 Entered 06/28/24 19:12:34 Desc
9 Page 6 of 14

J.P.Morgan

CORPORATION (Acct #[redacted]

INNOVATUS LIFE SCIENCES
LENDING FUND I

Statement Period: May 01 - May 31, 2024

TRADE AND INVESTMENT ACTIVITY

Trade Date / Settle Date	Transaction / Closing Method	Description	Quantity	Price	Cost	Proceeds
01 May 2024 01 May 2024	REINVEST	**DREYFUS GOVT CASH MGMT** INST SHS DIVIDEND REINVEST Symbol: DGCXX	70.95		(70.95)	
08 May 2024 08 May 2024	SELL	**DREYFUS GOVT CASH MGMT** INST SHS SOLICITED " Symbol: DGCXX	(16,739.18)	1		16,739.18
Total Securities Bought & Sold						**$16,739.18**
Total Other Investment Activity					**($70.95)**	
TOTAL TRADE AND INVESTMENT ACTIVITY					**($70.95)**	**$16,739.18**

INCOME

Taxable and non-taxable income classifications are based on the characteristics of the underlying securities and not the taxable status of the account.

Income from Taxable Investments

Date	Transaction	Description	Quantity	Rate	Debit Amount	Credit Amount	Net Amount
01 May 2024	DIVIDEND	**DREYFUS GOVT CASH MGMT** INST SHS MONTHLY DIVIDEND Symbol: DGCXX				70.95	70.95
08 May 2024	DIVIDEND	**DREYFUS GOVT CASH MGMT** INST SHS RESIDUAL DIVIDEND Symbol: DGCXX				16.60	16.60
Total Dividends						**$87.55**	**$87.55**
TOTAL INCOME FROM TAXABLE INVESTMENTS						**$87.55**	**$87.55**

Total Income	**$87.55**	**$87.55**

See additional footnotes on the last page of this account.

Page 6 of 14

Please read the important disclosures at the end of the statement. For questions, please contact us using the information provided on the front of this statement.

STATEMENT SUMMARY | BROKERAGE | IMPORTANT INFORMATION

J.P. Morgan INNOVATUS LI FE SCIENCES CORPORATION (Acct # LENDING FUND I Statement Period : May 01—May 31, 2024 DEPOSITS AND WITHDRAWALS Cash Date Date Cleared Transaction Description Withdrawal Value Deposit Value 10May2024 FUNDS WIRED MDA#···IFNDS WIRED (16,755 78) TO FIRST CITIZENS BANK AND TR TOTAL CASH DEPOSITS AND WITHDRAWALS ($16,755.78) Total Deposits and Withdrawals ($16,755.78) Price and Values displayed are calculated based on the closing price on the day of the transaction. A—Average Cost 8—Adjusted for Amortization or Accretion D- Acquisition Date = Date of Death E- Adjusted ;or Option Exercise or Assignment K—Gifted Security L T- Long Term MT—Mixed Term N—Noncovered Provide—Please provide this information ST—Short Term T—Cost Basis provided by Third Party W—Adjusted for Wash Sale Closing Methods: LIFO- Last ln. First Out FIFO- First ln. First Out HC- High Cost LC- Low Cost LTHC- Long Term. High Cost VSP- Specinc Match (t/1e closing transaction was specifically matched to this lot) Page 7of14 Please read the important disclosures at the end of the statement. For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY BROKERAGE IMPORTANT INFORMATION

J.P. Morgan INNOVATUS LI FE SCIENCES Important Information LENDING FUND I Statement Period • May 01—May 31 , 2024 Additional Contact Information Account(s) Contact Custodian CORPORATION(—· J.P. Morgan Securities LLC Member FINRA and SIPC 277 Park Avenue 3rd Floor New York, NY 10172 (800) 392 5749 WV.Ni.jpmorgan.com/wealthadvisors Copy Mailed to Third Parties J P Morgan Securites LLC. would like to take this opportunity to notify you that the third party(ies) (i.e , interested party(ies) associated with your account) noted below are setup to receive copies of your month-end account statements and/or your transaction confirmations. If you wish to modify or cease distribution to any of the recipients indicated below, please call the appropriate number on the front of this statement. Account Third Party Name(s) and Address(es) CORPORATION Eiger sioiplhlalrmaceuticals Inc. Attn•11 1 2155 Park Blvd Palo Alto CA 94306 Page 8of14 For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY BROKERAGE

J.P. Morgan INNOVATUS LI FE SCIENCES Important Information LENDING FUND I Statement Period • May 01—May 31 , 2024 Messages NON RECEIPT OF CHECKS OR STOCKS Please report any difference or non-receipt of checks or stocks, indicated as delivered to you, to Client Services Operations at 800-634-1428; or write to Client Services Operations at J.P. Morgan Securities LLC, Mail Code: NY1-D066, 575 Washington Blvd , Floor 06, Jersey City. NJ 07310-1616. ELECTRONIC FUNDS TRANSFER NOTICE In case of errors or questions about electronic transfers in your brokerage account transmitted through the ACH Network, you must contact Client Services Operations department of J.P. Morgan Securities LLC immediately at telephone number (800) 634-1428 or (347) 643-9953 or write to J.P. Morgan Securities LLC , Attn Client Services Department, J.P. Morgan Securities LLC, Mail Code NY1-D066, 575 Washington Blvd., Floor 06, Jersey City, NJ 07310-1616 if you think your account statement or transaction record is wrong or if you need more information about a transaction listed on your account statement or transaction record. We must hear from you no later than 60 days after we sent the first account statement on which the problem or error appeared. 1. Tell JPMS your name and account number. 2. Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information. 3. Tell JPMS the dollar amount of the suspected error. If you tell JPMS orally, JPMS may require that you send it your complaint or question in writing within 10 business days. JPMS will determine whether an error occurred within 10 business days after JPMS hears from you and will correct any error promptly. If JPMS needs more time. however, JPMS may take up to 45 days to investigate your complaint or question. If JPMS decides to do this, JPMS will credit your account within 10 business days for the amount you think is in error, so that you will have the use of the money during the time it takes JPMS to complete its investigation. If JPMS determines at the conclusion of the investigation that there was no error, JPMS will charge your account for the credited amount. If JPMS asks you to put your complaint or question in writing and JPMS does not receive it within 10 business days. JPMS may not credit your account. For errors involving new accounts or foreign-initiated transactions, JPMS may take up to 90 days to investigate your complaint or question . For new accounts, JPMS may take up to 20 business days to credit your account for the amount you think is in error. JPMS will tell you the results Within three business days after completing its investigation. If JPMS decides that there was no error, JPMS will send you a written explanation. You may ask for copies of the documents that JPMS used in its investigation. CHECK DEPOSITS CLIENT NOTIFICATION If you wish to send a check for deposit to a J.P. Morgan Securities LLC branch, please make the check payable to either yourself or J.P. Morgan Securities LLC and note your account number in the memo field and the name of your J.P. Morgan Representative on the envelope. Then please send the check to the following address for processing• J. P. Morgan Securities Mailcode NY1 -L004 277 Park Avenue, 2nd Floor New York. NY 10172 IMPORTANT INFORMATION REGARDING PURCHASES INDICATED AS AVERAGE PRICE Your orders are processed in either (1) one execution at the confirmed price or (2) more than one execution, in which case the confirmed price is an average price. Please contact your J.P. Morgan representative for details regarding actual prices. Page 9of14 For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY BROKERAGE

J.P. Morgan INNOVATUS LI FE SCIENCES Important Information LENDING FUND I Statement Period : May 01—May 31. 2024 Messages (continued) MARGIN ACCOUNT REMINDERS If you own a margin account. we would like to remind you that Securities and other assets in your account are our collateral for any margin loan made to you. If the securities and other assets in your account decline in value, so does the value of the collateral supporting your loan, and, as a result, we can take action. such as issue a margin call andfor sell securities or other assets in any of your accounts held at J P Morgan Securities LLC to maintain the required equity in your account. It is important that you fully understand the risks involved in trading securities on margin. These risks include the following: • You can lose more funds than you deposit in your margin account. • We can force the sale of securities or other assets in your account(s). We can sell your securities or other assets without contacting you. You are not entitled to choose which securities or other assets in your account(s) are liquidated or sold to meet a margin call. • We can increase our “house” maintenance margin requirements at any time and are not required to provide you with advance written notice. • You are not entitled to an extension of time on a margin call. Further, if you have a margin account with us, as permitted by law we may use certain securities in your account for, among other things. settling short sales and lending the securities for short sales. and as a result may receive compensation in connection therewith. If you carry a margin balance, your account statement will reflect the current annual interest rate applicable to your margin loan. Please review the current rate. as under certain circumstances the rate may change without advance notice. If you have any questions or concerns about your current interest rate, please speak to your J.P. Morgan representative. If you are a customer with a margin account, you have consented to our right (to the extent permitted by applicable law) to use, lend or pledge any securities held by J.P. Morgan Securities LLC in your margin account. In certain circumstances, such loans or other use may limit. in whole or in part. your ability to receive dividends directly from the issuing company and/or your right to exercise voting and other attendant rights of ownership with respect to the loaned, sold or pledged securities. Such circumstances include, but are not limited to, loans of securities that you own in your margin account that continue over record dates for voting purposes and ex-dividend dates for dividend distributions. If you do not receive dividends directly from the issuing company, you may receive payments-in-lieu of dividends, which could cause you to lose the benefit of the preferential tax treatment accorded to dividends. Page 10 of14 For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY BROKERAGE

Case 24-80040-sgj11 Doc 385-8 Filed 06/28/24 Entered 06/28/24 19:12:34 Desc
9 Page 11 of 14

J.P.Morgan
Important Information [redacted]

INNOVATUS LIFE SCIENCES
LENDING FUND I

Statement Period : May 01 - May 31, 2024

Messages (continued)

IMPORTANT INFORMATION ABOUT AUTOMATIC REINVESTMENTS

Automatic Reinvestment transactions excluding those conducted by DTC or in open ended mutual funds are processed by J.P. Morgan Securities LLC (JPMS) on an agency basis.

JPMS provides you with the ability to enroll in a program to re-invest any and all dividend, capital gains and return of capital distributions (collectively "Distributions") for securities eligible for participation (the Program). By participating in the Program, all dividends and capital gains distributions paid on eligible accounts or individual securities you have selected will automatically be reinvested into the shares of the same security. The important terms of the Program include:

- Voluntary Participation. Participation in the Program is voluntary and you may modify or discontinue your participation at any time. You may enroll by specifying individual securities or have all eligible securities in your account participate in the Program; modify your elections; or unenroll from the Program through the website or by contacting your PCA or FA.

- Trade Execution. With the exception of open ended mutual funds, provided you are enrolled in the Program prior to the record date, JPMS reinvests the Distributions from an eligible security on the pay date of the Distribution, at an average weighted price. For certain securities, reinvestment may occur through the Depository Trust Company (DTC), which may be later than the pay date. There may be a difference in price depending on the whether the Program trade is made through J.P. Morgan or DTC. These transactions will post to your account when the shares are made available to JPMS by DTC and will be reflected on your statement.

- No Fees. No commission or fee are charged for Program trades.

- Fractional Shares. JPMS will credit to your account the number of shares equal to the amount of your funds to be reinvested in a particular security divided by the purchase price per share. If made available for your account, participation in the Program may give you interests in fractional shares of securities, which JPMS calculates to five decimal places. You will receive dividend payments proportionate to your partial share holdings.

- Confirmation of Transactions. All Program trades will be reflected on monthly account statements. You will not receive separate immediate confirmations for Program trades. You may request the details of any Program trade by contacting JPMS. Transactions that are not part of the Program will continue to receive confirmations contemporaneously with the trade.

- No Recommendation. The inclusion of any security in the Program is not a recommendation by JPMS to buy, hold or sell such security. Participation in the Program does not assure profits on your investments and does not protect against loss in declining markets.

- Eligibility. Generally, all brokerage accounts are eligible for participation as are most equities, open ended mutual funds, closed end funds and ETFs. Any exclusions will be identified at the time you are enrolled.

- Program Changes. Program participants will be notified in advance if there are any material changes to the Program though no notice may be given if there are changes to the eligibility of any particular security.

Page 11 of 14

For questions, please contact us using the information provided on the front of this statement.

STATEMENT SUMMARY | BROKERAGE | IMPORTANT INFORMATION

Case 24-80040-sgj11 Doc 385-8 Filed 06/28/24 Entered 06/28/24 19:12:34 Desc
9 Page 12 of 14

J.P.Morgan
Important Information [redacted]

INNOVATUS LIFE SCIENCES
LENDING FUND I

Statement Period : May 01 - May 31, 2024

Important Information about Your Account Statement(s)

Unless otherwise indicated, accounts are held at J.P. Morgan Securities, LLC (JPMS), member FINRA and SIPC. JPMS is not a member of the Federal Deposit Insurance Corporation (FDIC).

NON-DISCRETIONARY: JPMS brokerage accounts are non-discretionary and all investment decisions are made by the client. For managed accounts, discretionary services are provided by JPMS, an affiliate or an authorized third party.

ACCOUNT PROTECTION: As a member of the Securities Investor Protection Corporation (SIPC), JPMS provides account protection for the net equity of a customer's funds and securities positions. SIPC provides $500,000 of primary net equity protection, including $250,000 for claims for cash (SIPC Coverage). Account protection applies when a SIPC member firm fails financially and is unable to meet its obligations to its securities customers, but does not apply to losses from the rise or fall in the market value of investments or to SIPC ineligible assets such as futures, options on futures, foreign exchange transactions, or any investment contracts that are not registered as securities or deposit account balances. For more information about SIPC Coverage, including the SIPC Brochure, visit www.sipc.org (follow the link to How SIPC Protects Investors) or call SIPC at (202) 371-8300.

CUSTODY: JPMS carries your account and acts as your custodian for funds and securities received, which have been deposited directly with us or received as a result of transactions we process for your account. Inquiries regarding your Statement may be directed to **JPMS at (347) 643-9953**

As used in the course of these statements, "J.P. Morgan" is the global brand name for JPMorgan Chase & Co. and its subsidiaries and affiliates worldwide.

MARKET PRICES: The market value of your holdings is as of the last business day of the statement period or the last available price. Prices for determining market values represent estimates. These estimates are obtained from multiple sources deemed to be reliable. This information is not guaranteed **for accuracy and is furnished for the exclusive use of the client.**

J.P. Morgan makes no representation, warranty or guarantee, express or implied, that any quoted value represents the actual terms at which securities could be bought or sold or new transactions could be entered into, or the actual terms on which existing transactions or securities could be liquidated. Such values are only indicative.

ESTIMATED PRICING AND COST BASIS: Certain assets, including but not limited to, pooled and private investments, non-publicly traded and infrequently traded securities, derivatives, partnership interests and tangible assets are generally illiquid, the value of such assets may have been provided to us by third parties who may not be independent of the issuer or manager. Such information is reflected as of the last date provided to us, and is not independently verified.

Pricing estimates may be based on bids, prices within the bid offer spread, closing prices or matrix methodology that uses data relating to other securities whose prices are more ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities. Pricing estimates do not constitute bids for any securities. Actual prices realized at sale may be more or less than those shown on your statement.

Unpriced Direct Participation Program (DPP) and Real Estate Investment (REIT) Securities: DPP and REIT securities are generally illiquid and the value of the security will, generally, be different from its purchase price. Accurate valuation information is not available. The total cost basis for each security position and the unrealized gain/loss are provided solely as a general indication of performance and should not be used for tax purposes or otherwise relied upon without the assistance of your tax advisor. With respect to security positions received into your account, cost basis information, if any, has been provided by you. Further information is available upon request.

You may hold positions where the original cost basis has been adjusted to reflect amortization or accretion.

For **Regulated Investment Companies or Dividend Reinvestment Plan** sales, for which the average price method has been chosen, positions are closed out on a First-In-First-Out (FIFO) basis.

These statements are not official documents for income tax reporting purposes and should not be relied upon for such purposes, including determination of income, cost basis, amortization or accretion, or gain/loss. Such information, which may be inaccurate, incomplete or subject to updating, should be confirmed with your records and your tax advisor.

DIVIDEND INCOME: Dividends credited to your account may include capital gains, non-taxable dividends and/or dividends on foreign stock. You may wish to consult your tax advisor with regard to your tax liability on these dividends.

ESTIMATED ACCRUED INCOME, ESTIMATED ANNUAL INCOME AND ESTIMATED YIELD CALCULATIONS: The following calculation descriptions are provided for your reference. Please note that other factors may affect your specific calculations, so if you would like more information, please contact your J.P. Morgan representative or call us at the number on the front of this statement. In general, **Estimated Accrued Income** is calculated by multiplying the current coupon rate with the current face amount for the number of days since the bond's last interest payment. **Estimated Annual Income (EAI)** is calculated by multiplying either the current coupon rate or an estimated annual dividend (generally calculated by annualizing the most recent regular cash dividend) by the quantity of the security held. For balances other than sweep program balances, **Estimated Yield (EY)** is calculated by dividing EAI by the market value of the security. You should also know that: (i) the figures shown in this statement are estimates based on mathematical calculations using data obtained from outside sources; they are provided for informational purposes only, and are not a projection or guarantee of future returns. (ii) because prices of securities, coupon and dividend rates are subject to change at any time, these estimates should not be relied upon exclusively for making investment, trading, or tax decisions. (iii) because different asset types (e.g., equities versus fixed income securities) tend to have different investment characteristics, these estimates should not be compared across asset types; (iv) EAI and EY for certain types of securities might include return of principal or capital gains, in which case the EAI and EY would be overstated. There is no guarantee that your investments will actually generate the EAI or EY presented, and your actual income and yield might be higher or lower.

IMPORTANT INFORMATION REGARDING AUCTION RATE SECURITIES (ARS): ARS are debt or preferred securities with an interest or dividend rate reset periodically in an auction. Although there may be daily, weekly and monthly resets, there is no guarantee that there will be liquidity. If there are not enough bids at an auction to redeem the securities available for sale, the result may be a failed auction. In the event of a failed auction, there is no assurance that a secondary market will develop or that the security will trade at par or any other price reflected on statements and online. Accordingly, investors

Page 12 of 14

For questions, please contact us using the information provided on the front of this statement.

STATEMENT SUMMARY	BROKERAGE	IMPORTANT INFORMATION

J.P. Morgan INNOVATUS LI FE SCIENCES Important Information LENDING FUND I Statement Period • May 01—May 31 , 2024 should not rely on pricing information appearing in the1r statements or online with respect to ARS. METHODS OF COMPUTING INTEREST ON DEBIT BALANCES: Interest is charged on a day by day When J P. Morgan is unable to obtain a price from an internal or outside source for a particular ARS, basis for any day that there is a net debit balance in your overall account. The calculation is made on a the price column on your statement will indicate “unpriced”. 360-day basis ai the rate or rates shown on the statement. Interest rates may be changed from time to A description of .JP. Morgan’s practices and procedures regarding ARS is available at time with fluctuating money market rates or for other reasons. www.jpmorgan.com/muniars. FOR OPTIONS ACCOUNTS: Further information with respect to commissions and other charges VALUATIONS OF OVER-THE-COUNTER DERIVATIVE TRANSACTIONS· Valuations of related to the execution of listed options transactions has been included on confirmation of such over-the-counter derivative transactions. including certain derivatives-related deposit products, have transactions previously available to you and such information will be made available to you promptly been prepared on a mid-market basis. These valuations are sourced from the various issuers of the upon written request securities. affiliates or they are sourced from a th1rd party valuation provider. J P. Morgan expressly PARTIAL CALLS: If a part1al call is made with respect to an issue of securities included in your disclaims any responsibility for (1) the accuracy of the models or estimates used in deriving the Accounts we will allocate the call by a method we deem fair and equitable. valuations, (2) any errors or omissions in computing or disseminating the valuations, and (3) any uses to which the valuations are pu1. Valuations a;e provided for information purposes only and a·e intended BEARER BONDS: If any securities held by us for your account are bearer obligations which have been solely for your own use. Please refer to the trade c.onfirmation for details of each transaction. issued since December 3t, 1982 with original maturities of more than one year, we agree that we will satisfy the conditions set forth in subdivisions (i), (ii) and (iii) of the Treasury Regulation Section UNPRICED SECURITIES: When we are unable to obtain a current value from an internal or outside 1.165-12(c)(3) and covenant that we will comply with the requirements of Treasury Regulation Section source for a particular security, the pnce column on your statement will indicate “Unpriced “ Although 1165-12(c)(2}(iii) concerning the delivery of such bearer obligations such securities may have value, please note that the value of a security indicated as “Unpriced” Will not be included in your overall current market value as reflected on the statement. MESSAGE FOR ACCOUNTS WITH NON-US DOLLAR ACTIVITY: The holdings listed within each asset class are segregated by currency. For Non-USO denominated holdings, both the USD and local RESTRICTED SECURITIES: Restricted Securities (typically noted as “Restricted” or “RSTO” in the currency valuations and total asset class valuations. as calculated by the exchange rate stated, are security description) have not been registered under the Securities Act of 1933 and may not be “freely provided. Activity will also be presented by currency. Non-USD activity will display both USO and local traded.” Since restricted securities are subject to certain restrictions which may render them illiquid or currency valuations, as calculated based on the exchange rate of the activity date. All summary less liqUid than freely-tradable shares, there can be no assurance a secondary market exists. W hile we information presented in thiS statement is presented in USD, unless specifically noted as presented in typically use the value of the registered/unrestricted security of the same issuer and same class for non-USD currency. statement (and other) reporting purposes, the price realizable in a sale of the securities may be less than the “Market Value” indicated and could be zero. No attempt has been made to independently value FINANCIAL STATEMENT: A financial statement for JPMS is available for your personal inspection at the specific security subject to its restriction. Additionally, inclusion of pricing of these holdings will our office, or a copy will be mailed to you upon written request. result in the aggregated value of your portfolio as reflected on th1s report be1ng overstated by an amount equal to the difference (if any) between the value of the freely-traded underlying security and the actual REPORTABLE TO THE INTERNAL REVENUE SERVICE: As required by law, at year end, we will value of your restricted shares. For additional information on pricing, please see the “Market Prices” report to you and to the Internal Revenue Service and to certain states, certain information on sales paragraph. (including short sales), dividends, and various types of interest that have been credited to your account. THIRD PARTY INFORMATION: Th1s statement contains (i) information obtained from multiple direct. IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ACCOUNT STATEMENT: Please review indirect. affiliated, unaffiliated. public and proprietary data sources (including, but not limited to this statement closely and contact us as soon as possible if you notice an error (including identifying information, market oata, calculated data, reference cata, valuations, ratings, coupon and things like possible unauthorized trading activity, unrecorded dividend payments or improper dividend rates and other fundamental data) and (u) information which is calculated based upon such payments or tran sfers). In order to protect your rights. including any rights under the information (including but not limited to. market values. Current Yield and Estimated annual income) Securities Investor Protection Act (SIPA), you Will be asked to provide details of the error Ill Although JPMS believes these sources and the sources of market values are reliable, it does not writing, using the information provided on the front of this statement. independently review or verify such information and neither JPI’viS nor any source will have any duty or In your written communication, please provide the following information: (1) your name and obligation to venfy, correct, complete, or update any such information. Such information is be1ng account number; (2) the dollar amount of the suspected error ; and (3) a description of the provided to you with all faults for use entirely at your own risk; without any warranty whatsoever by error. Please note that we m ust recei ve your written communication n o later than 10 day s after JPMS, its affiliates or any such source. Neither JPMS or its affiliates nor any such source snail have the statement on which the error appeared is sent or made available. If you do not notify us, any liability whatsoever relating to any inaccuracy or lack of timeliness or completeness of such you agree that the statement activity and account balances are correct. information or any use thereof or for omissions therefrom nor for any lost profits. indirect. special or consequential damages. Moreover, such sources retain exclusive proprietary rights in such CHANGES TO YOUR INVESTMENT OBJECTIVES OR FINANCIAL SITUATION: information. You may use such information only for your internal use and purposes and not for reuse Please notify us as soon as possible if you experience a change in your investment objectives or overall (other than in connection With the transaction or position for which the information is provided) or financial situation. or if you have questions or concerns about the management of your account If we retransmission without prior written approval of the source, or for any unlawful or unauthorized purpose. Page 13 of14 For questions, please contact us using the information provided on the front of this statement STATEMENT SUMMARY BROKERAGE

J.P. Morgan INNOVATUS LI FE SCIENCES Important Information LENDING FUND I Statement Period • May 01—May 31 , 2024 do not hear from you, we will consider the information we currently have on f1le to be complete and accurate. You can review your current investment objectives and/or make any changes to the personal financial information we have on file for your account anytime by calling the number listed on this statement. If you send us any written correspondence, please be sure to include your account number. CHANGES TO YOUR MAILING OR EMAIL ADDRESS: Please let LIS know as soon as possible when there has been a change to your mailing or email address. You can update your account by notifying the office servicing your account by calling the number listed on this statement. USA PATRIOT ACT: The USA PATRIOT Act requires !hat all financial institutions obtain certain identification documents or other information in order to comply with their customer identification procedures. Until you provide the required information or documents , we may not be able to open or maintain an account or effect any transactions for you. ASSETS: Subject to regulatory or other pre-agreed limitations. all or any part of the securities in your account may have been used by us in securities financing transactions. INFORMATION AVAILABLE UPON REQUEST• The date and trme of the transaction and the name of the person from whom the security was purchased. or to whom il was sold will be furnished upon request. Page 14 of14 For questions, please contact us using the information provided on the front of this statement. STATEMENT SUMMARY BROKERAGE

Case 24-80040-sgj11 Doc 385-9 Filed 06/28/24 Entered 06/28/24 19:12:34 Desc
10 Page 1 of 18

MERRILL
A BANK OF AMERICA COMPANY

Primary Account: [redacted]

EIGER BIOPHARMACEUTICALS, INC.
2155 PARK BLVD
PALO ALTO CA 94306-1543

PRIVATE WEALTH MANAGEMENT

May 01, 2024 - May 31, 2024

PORTFOLIO SUMMARY

PORTFOLIO SUMMARY	May 31	April 30	Month Change	
Net Portfolio Value	**$5,194,049.54**	**$5,172,033.06**	**$22,016.48**	▲
Your assets	$5,194,049.54	$5,172,033.06	$22,016.48	▲
Your liabilities	-	-		
Your Net Cash Flow (Inflows/Outflows)	-	($21.46)		
Securities You Transferred In/Out	-	-		
Subtotal Net Contributions	**-**	***($21.46)***		
Your Dividends/Interest Income	$22,016.48	$22,689.59		
Your Market Gains/(Losses)	-	-		
Subtotal Investment Earnings	***$22,016.48***	***$22,689.59***		

If you have questions on your statement, call 24-Hour Assistance:
(866) 4MLBUSINESS
(866) 465-2874
Access Code: 39-884-06031

Investment Advice and Guidance:
Call Your Private Wealth Advisor

Your Private Wealth Advisor:
JACKSON/SMITH/HERRERA
2049 CENTURY PARK E STE 1200
CENTURY CITY CA 90067
1-888-288-9722

Up-to-date account information can be viewed at: www.mymerrill.com, where your statements are archived for three or more years.

Questions about MyMerrill? Click the "help" tab at the top of the screen once you log in.

Total Value (Net Portfolio Value plus Assets Not Held/Valued By MLPF&S, if any) in millions, 2023-2024


5
5.02
5.04
5.06
5.09
5.11
5.13
5.15
5.17
5.19
8/23
9/23
10/23
11/23
12/23
1/24
2/24
3/24
4/24
5/24

QUICK. SIMPLE. SECURE.

Online delivery is a straightforward way to manage your account documents. Access seven years of statements online, reduce clutter and help lower your risk of fraud. Visit MyMerrill.com® or download the mobile app to enroll.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (also referred to as "MLPF&S" or "Merrill") makes available certain investment products sponsored, managed, distributed or provided by companies that are affiliates of Bank of America Corporation (BofA Corp). MLPF&S is a registered broker-dealer, Member SIPC and a wholly owned subsidiary of BofA Corp.
Investment products: **Are Not FDIC Insured | Are Not Bank Guaranteed | May Lose Value**

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014 1889 1 of 15

Case 24-80040-sgj11 Doc 385-9 Filed 06/28/24 Entered 06/28/24 19:12:34 Desc
10 Page 2 of 18

Primary Account: [redacted]

24-Hour Assistance: (866) 4MLBUSINESS
Access Code: [redacted]

YOUR ACCOUNTS

May 01, 2024 - May 31, 2024

	Account No.	Account Type/Managing Firm	May 31	April 30	Page
SOLUTIONS FOR BUSINESS					
EIGER BIOPHARMACEUTICALS, INC.	[redacted]	WCMA	**5,194,049.54**	5,172,033.06	6
EIGER BIOPHARMACEUTICALS, INC.		WCMA	**0.00**	0.00	11
Subtotal			***5,194,049.54***	*5,172,033.06*	

- *Your account statement is enrolled in electronic delivery viewable on www.mymerrill.com*

All brokerage accounts are held at Merrill Lynch, Pierce, Fenner & Smith Incorporated, Member SIPC. Bank deposits are held at Merrill Lynch affiliated banks or other depository institutions and are covered by FDIC insurance up to applicable limits. They are not protected by SIPC, see the section titled "Coverage for Your Account" on the second to last page of your statement for more information.

These summary reports are provided for informational purposes only and contain information from accounts linked for delivery in a single package. The underlying accounts may have different owners and use of "you" or "your" in these reports refer to all owners. The enclosed separate account statements are the official record for each account.

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014 1889 2 of 15

Case 24-80040-sgj11 Doc 385-9 Filed 06/28/24 Entered 06/28/24 19:12:34 Desc
10 Page 3 of 18

MERRILL
A BANK OF AMERICA COMPANY

Primary Account: [redacted]

YOUR BALANCE SHEET (for your Merrill accounts)

May 01, 2024 - May 31, 2024

ASSETS

	May 31	April 30
Cash/Money Accounts	**5,194,049.54**	5,172,033.06
Fixed Income	-	-
Equities	-	-
Mutual Funds	-	-
Options	-	-
Other	-	-
Subtotal (Long Portfolio)	***5,194,049.54***	*5,172,033.06*
TOTAL ASSETS	**$5,194,049.54**	$5,172,033.06

LIABILITIES

Margin Loan/Debit Balance	-	-
Short Market Value	-	-
Subtotal	-	-
NET PORTFOLIO VALUE	**$5,194,049.54**	$5,172,033.06

OTHER LIABILITIES (not included in Net Portfolio Value)

Loan Management Account [1]	-	-
Mortgages	-	-
Home Equity Loans	-	-
Business Loans	-	-
Subtotal	-	-
TOTAL LIABILITIES	-	-

[1] Secured by assets in a Merrill account

CASH FLOW

	This Report	Year to Date
Opening Cash/Money Accounts	**$5,172,033.06**	
CREDITS		
Funds Received	-	-
Electronic Transfers	-	-
Other Credits	-	-
Subtotal	-	-
DEBITS		
Electronic Transfers	-	-
Margin Interest Charged	-	-
Other Debits	-	-
Visa Purchases	-	-
ATM/Cash Advances	-	-
Checks Written/Bill Payment	-	-
Advisory and other fees	-	(1,936.96)
Subtotal	-	*(1,936.96)*
Net Cash Flow	-	($1,936.96)
Dividends/Interest Income	**22,016.48**	107,556.29
Security Purchases/Debits	-	-
Security Sales/Credits	-	-
Closing Cash/Money Accounts	**$5,194,049.54**	

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014 1889 3 of 15

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10 Page 4 of 18

Primary Account: [redacted]

24-Hour Assistance: (866) 4MLBUSINESS
Access Code: [redacted]

YOUR PORTFOLIO REVIEW

May 01, 2024 - May 31, 2024

ASSET ALLOCATION*

* Estimated Accrued Interest not included; may not reflect all holdings; does not include asset categories less than 1%.



	Current Value	Allocation
Cash/Money Accounts	5,194,049.54	100.00%
TOTAL	**$5,194,049.54**	**100%**

CURRENT INCOME


$18,151
$9,075
$0
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

	This Report	Year To Date
Tax-Exempt Interest	-	-
Taxable Interest	0.18	2.42
Tax-Exempt Dividends	-	-
Taxable Dividends	22,016.30	107,553.87
Total	$22,016.48	$107,556.29
Your Estimated Annual Income		**$266,939.61**

TOP FIVE PORTFOLIO HOLDINGS

Based on Estimated Market Value

	Current Value	*% of Portfolio*
BLF FEDFUND	5,193,336.00	99.98%
✣ML BANK DEPOSIT PROGRAM	713.00	0.01%
✣FDIC INSURED NOT SIPC COVERED		

FINANCIAL MARKET INDICATORS

	This Report	*Last Report*	*Previous Year End*
S&P 500	5277.51	5035.69	4769.83
Three-Month Treasury Bills	5.39%	5.39%	5.33%
Long-Term Treasury Bonds	4.64%	4.78%	4.03%
One-Month BSBY	5.37%	5.34%	5.43%
NASDAQ	16735.02	15657.82	15011.35

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014 1889 4 of 15

â– YOUR MONTHLY INCOME & GAIN/(LOSS) REVIEW May 01, 2024 May 31, 2024 INCOME SUMMARY This Report Year to Date Tax- Tax- TotalTax- Tax- Total Exempt Taxable ExemptTaxableThis Report Exempt Taxable Exempt Taxable YTD Account No. Interest Interest DividendsDividendsIncome Interest Interest Dividends Dividends Income Non-Retirement 22,01622,0162107,554107,556 TOTAL$22,016$22,016 $2 $107,554 $107,556 GAIN/(L0SS) SUMMARY Long Term Capital Realized Gains/(Losses)Gain DistributionsUnrealized Gains/(Losses) This ReportYTDThis ReportYTD Account No.Short TermShort TermLong TermLong TermYear To DateShort TermLong Term TOTAL

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10 Page 7 of 18

MERRILL
A BANK OF AMERICA COMPANY

Online at: **www.mymerrill.com**

Account Number: [redacted]

24-Hour Assistance: (866) 4MLBUSINESS
Access Code [redacted]

EIGER BIOPHARMACEUTICALS, INC.
PLEDGE COLLATERAL TO BANK
2155 PARK BLVD
PALO ALTO CA 94306-1543

Net Portfolio Value: $5,194,049.54

Your Private Wealth Advisor:
JACKSON/SMITH/HERRERA
2049 CENTURY PARK E STE 1200
CENTURY CITY CA 90067
1-888-288-9722

WCMA® ACCOUNT

May 01, 2024 - May 31, 2024

	This Statement	*Year to Date*
Opening Value (05/01)	**$5,172,033.06**	
Total Credits	22,016.48	107,556.29
Total Debits	-	(1,936.96)
Securities You Transferred In/Out	-	-
Market Gains/(Losses)	-	-
Closing Value (05/31)	**$5,194,049.54**	

ASSETS	*May 31*	*April 30*
Cash/Money Accounts	5,194,049.54	5,172,033.06
Fixed Income	-	-
Equities	-	-
Mutual Funds	-	-
Options	-	-
Other	-	-
Subtotal (Long Portfolio)	***5,194,049.54***	*5,172,033.06*
TOTAL ASSETS	**$5,194,049.54**	$5,172,033.06

LIABILITIES		
Debit Balance	-	-
Short Market Value	-	-
TOTAL LIABILITIES	-	-
NET PORTFOLIO VALUE	**$5,194,049.54**	$5,172,033.06

Merrill Lynch, Pierce, Fenner & Smith Incorporated (also referred to as "MLPF&S" or "Merrill") makes available certain investment products sponsored, managed, distributed or provided by companies that are affiliates of Bank of America Corporation (BofA Corp). MLPF&S is a registered broker-dealer, Member SIPC and a wholly owned subsidiary of BofA Corp.
Investment products: **Are Not FDIC Insured | Are Not Bank Guaranteed | May Lose Value**

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014 1889 *6 of 15*

Case 24-80040-sgj11 Doc 385-9 Filed 06/28/24 Entered 06/28/24 19:12:34 Desc
10 Page 8 of 18

EIGER BIOPHARMACEUTICALS, INC. Account Number: [redacted] **24-Hour Assistance: (866) 4MLBUSINESS**
Access Code [redacted]

WCMA® ACCOUNT

May 01, 2024 - May 31, 2024

CASH FLOW

	This Statement	*Year to Date*
Opening Cash/Money Accounts	**$5,172,033.06**	
CREDITS		
Funds Received	-	-
Electronic Transfers	-	-
Other Credits	-	-
Subtotal	-	-
DEBITS		
Electronic Transfers	-	-
Margin Interest Charged	-	-
Other Debits	-	-
Visa Purchases	-	-
ATM/Cash Advances	-	-
Checks Written/Bill Payment	-	-
Advisory and other fees	-	(1,936.96)
Subtotal	-	*(1,936.96)*
Net Cash Flow	-	($1,936.96)

OTHER TRANSACTIONS

Dividends/Interest Income	22,016.48	107,556.29
Security Purchases/Debits	-	-
Security Sales/Credits	-	-
Closing Cash/Money Accounts	**$5,194,049.54**	

ASSET ALLOCATION*

* Estimated Accrued Interest not included; may not reflect all holdings; does not include asset categories less than 1%.



	Allocation
Cash/Money Accounts	100.00%
TOTAL	**100%**

Having an asset allocation that reflects your profile and goals is key to achieving the right outcome. Consult with your advisor to determine an appropriate allocation across all your holdings.

DOCUMENT PREFERENCES THIS PERIOD

	Mail	*Online Delivery*
Statements		X
Performance Reports	X	
Trade Confirms	X	
Shareholders Communication	X	
Prospectus	X	
Service Notices	X	
Tax Statements	X	

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014 1889 *7 of 15*

Case 24-80040-sgj11 Doc 385-9 Filed 06/28/24 Entered 06/28/24 19:12:34 Desc
10 Page 9 of 18

MERRILL
A BANK OF AMERICA COMPANY

EIGER BIOPHARMACEUTICALS, INC. Account Number: [redacted]

YOUR WCMA BANK DEPOSIT INTEREST SUMMARY

May 01, 2024 - May 31, 2024

Money Account Description	*Opening Balance*	*Average Deposit Balance*	*Current Yield%*	*Interest on Deposits*	*Closing Balance*
Bank of America, N.A.	712	712	.30	0.18	**713**
TOTAL ML Bank Deposit Program	712			0.18	**713**

YOUR WCMA ASSETS

CASH/MONEY ACCOUNTS *Description*	*Quantity*	*Total Cost Basis*	*Estimated Market Price*	*Estimated Market Value*	*Estimated Annual Income*	*Est. Annual Yield%*
CASH	0.54	0.54		**.54**		
✧ML BANK DEPOSIT PROGRAM ✧*FDIC INSURED NOT SIPC COVERED*	713.00	713.00	1.0000	**713.00**	**2**	.30
BLF FEDFUND	5,193,336.00	5,193,336.00	1.0000	**5,193,336.00**	**266,937**	5.14
TOTAL		5,194,049.54		**5,194,049.54**	**266,940**	5.14

LONG PORTFOLIO	*Adjusted/Total Cost Basis*	*Estimated Market Value*	*Unrealized Gain/(Loss)*	*Estimated Accrued Interest*	*Estimated Annual Income*
TOTAL YIELD 5.14%	5,194,049.54	**5,194,049.54**			**266,939**

YOUR WCMA TRANSACTIONS

DIVIDENDS/INTEREST INCOME TRANSACTIONS *Date*	*Description*	*Transaction Type*	*Quantity*	*Income*	*Income Year To Date*
Taxable Interest					
05/31	BANK DEPOSIT INTEREST	Bank Interest		.18	
	Subtotal (Taxable Interest)			***.18***	***2.42***
Taxable Dividends					
05/01	BLF FEDFUND PAY DATE 04/30/2024	Dividend		22,016.30	

+

014 1889 *8 of 15*

Case 24-80040-sgj11 Doc 385-9 Filed 06/28/24 Entered 06/28/24 19:12:34 Desc
10 Page 10 of 18

EIGER BIOPHARMACEUTICALS, INC. Account Number: [redacted] 24-Hour Assistance: (866) 4MLBUSINESS
Access Code [redacted]

YOUR WCMA TRANSACTIONS

May 01, 2024 - May 31, 2024

DIVIDENDS/INTEREST INCOME TRANSACTIONS (continued)

Date	Description	Transaction Type	Quantity	Income	Income Year To Date
Taxable Dividends					
05/01	BLF FEDFUND	Reinvestment Share(s)	22,016.0000		
	AGENT REINV AMT $22016.00 REINV PRICE $1.00000 REINV SHRS 22016.0000 AS OF 05/01				
	Subtotal (Taxable Dividends)			***22,016.30***	***107,553.87***
	NET TOTAL			**22,016.48**	**107,556.29**

YOUR WCMA MONEY ACCOUNT TRANSACTIONS

Date	Description	Withdrawals	Deposits	Date	Description	Withdrawals	Deposits
05/01	ML BANK DEPOSIT PROGRAM		1.00				
	NET TOTAL		**1.00**				

If you own London Interbank Offered Rate (LIBOR) linked financial products, the cessation of LIBOR and the transition from LIBOR to alternative reference rates such as SOFR or BSBY, may have significant impacts to those financial products, including impacts to their liquidity, value and potential performance. Additional information is available at www.ml.com/articles/benchmark-interest-rate-reform.html

+

014 1889 9 of 15

COPIES OF THIS STATEMENT HAVE BEEN SENT TO: May 01, 2024—May 31, 2024 INNOVATUS LIFE SCIENCES LENDIN G FUND I, LP BY: INNOVATUS LIF E SCIENCES GP, LP, ITS GENERAL PARTNER 777 THIRD AVENUE, 25TH FLOOR NEW YORK NY 10017

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Online at: www.mymerrill.com Account Number0EIGER BIOPHARMACEUTICALS, INC. 2155 PARK BLVD PALO ALTO CA 94306-1543 24-Hour Assistance: (866) 4MLBUSINESS Access Code: Net Portfolio Value: $0.00 Your Private Wealth Advisor: JACKSON/SMITH/HERRERA 2049 CENTURY PARK E STE 1200 CENTURY CITY CA 90067 1-888-288-9722 â– WCMA® ACCOUNT This Statement Year to Date Opening Value (05/01)$0.00 Total Credits Total Debits Securities You Transferred In/Out Market Gains/(Losses)â– - Closing Value (05/31)$0.00 May 01, 2024-May 31, 2024 ASSETSMay 37Apr/7 30 Cash/Money Accounts Fixed Income Equities Mutual Funds Options Other Subtotal (Long Portfolio) -- TOTAL ASSETSâ– - LIABILITIES Debit Balance Short Market Value TOTAL LIABILITIES NET PORTFOLIO VALUE-â– I Merrill Lynch, Pierce, Fenner & Smith Incorporated (also referred to as “MLPF&S” or “Merrill”) makes available certain investment products sponsored, managed, distributed or provided by companies that are affiliates of Bank of America Corporation (BofA Corp). MLPF&S is a registered broker-dealer. Member SIPC and a wholly owned subsidiary of BofA Corp. Investment products: | Are Not FDIC Insured | Are Not Bank Guaranteed | May Lose Value

Case 24-80040-sgj11 Doc 385-9 Filed 06/28/24 Entered 06/28/24 19:12:34 Desc
10 Page 14 of 18

EIGER BIOPHARMACEUTICALS, INC.

Account Number: [redacted]

24-Hour Assistance: (866) 4MLBUSINESS
Access Code: [redacted]

WCMA® ACCOUNT

May 01, 2024 - May 31, 2024

CASH FLOW

	This Statement	*Year to Date*
Opening Cash/Money Accounts	-	
CREDITS		
Funds Received	-	-
Electronic Transfers	-	-
Other Credits	-	-
Subtotal	-	-
DEBITS		
Electronic Transfers	-	-
Margin Interest Charged	-	-
Other Debits	-	-
Visa Purchases	-	-
ATM/Cash Advances	-	-
Checks Written/Bill Payment	-	-
Advisory and other fees	-	-
Subtotal	-	-
Net Cash Flow	-	-

OTHER TRANSACTIONS

Dividends/Interest Income	-	-
Security Purchases/Debits	-	-
Security Sales/Credits	-	-
Closing Cash/Money Accounts	-	

DOCUMENT PREFERENCES THIS PERIOD

	Mail	*Online Delivery*
Statements		X
Performance Reports		X
Trade Confirms		X
Shareholders Communication		X
Prospectus		X
Service Notices		X
Tax Statements		X

+

014 1889 12 of 15

EIGER BIOPHARMACEUTICALS, INC. Account Number: May 01, 2024-May 31, 2024 If you own London Interbank Offered Rate (LIBOR) linked financial products, the cessation of LIBOR and the transition from LIBOR to alternative reference rates such as SOFR or BSBY, may have significant impacts to those financial products, including impacts to their liquidity, value and potential performance. Additional information is available at www.ml.com/articles/benchmark-interest-rate-reform.html

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10 Page 17 of 18

MERRILL
A BANK OF AMERICA COMPANY

Customer Service

Please promptly report any inaccuracy, discrepancy, and/or concern by calling Wealth Management Client Support at (800-MERRILL) within ten (10) business days after delivery of or communication of the account statement. You should re-confirm any oral communications in writing to protect your rights.

About Us

You may review our financial statement at our offices: Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPF&S or ML), One Bryant Park, New York, New York 10036. If you request a copy of our financial statement, we will mail it to you.

We act as a market maker, dealer, block positioner or arbitrageur in certain securities. These activities may put us or one of our affiliates on the opposite side of transactions we execute for you and potentially result in trading profits for us or our affiliates.

BofA Merrill Lynch Research is research produced by MLPF&S and/or one or more of its affiliates. Third party research ratings from selected vendors are provided, if available, for your information. Our providing these research ratings is not a solicitation or recommendation of any particular security. MLPF&S and its affiliates are not responsible for any third party research and have no liability for such research. You are responsible for any trading decision you make based upon third party research ratings and reports.

MLPF&S may make available to you certain securities and other investment products that are sponsored, managed, distributed or provided by companies that are affiliates of Bank of America Corporation (BAC) or in which BAC has a substantial economic interest.

Merrill and Merrill Edge are the marketing name for two businesses: Merrill Advisory Center ™, which offers team-based advice and guidance brokerage services; and a self-directed online investing platform. Both are made available through MLPF&S.

Bank of America Merrill Lynch is the marketing name for the global banking and global markets businesses of BAC. Lending, derivatives, and other commercial banking activities are performed globally by banking affiliates of BAC, including Bank of America, N.A., member Federal Deposit Insurance Corporation (FDIC). Securities, strategic advisory, and other investment banking activities are performed globally by investment banking affiliates of BAC ("Investment Banking Affiliates"), including, in the United States, MLPF&S and Merrill Lynch Professional Clearing Corp., all of which are registered broker dealers and members of Financial Industry Regulatory Authority (FINRA) and Securities Investor Protection Corporation (SIPC), and, in other jurisdictions, locally registered entities.

Investment products offered by Investment Banking Affiliates, including MLPF&S, ARE NOT FDIC INSURED, ARE NOT BANK GUARANTEED AND MAY LOSE VALUE.

Additional Information

We will route your equity and option orders to market centers consistent with our duty of best execution.

Except for certain custodial accounts, we hold bonds and preferred stocks in bulk segregation. If there is a partial call for those securities, securities will be randomly selected from those held in bulk. The probability of your holdings being selected is proportional to the total number of customer holdings of that particular security that we hold.

This statement serves as a confirmation of certain transactions during the period permitted to be reported periodically. Additional information, including the time of execution for any trade, is available upon written request.

In accordance with applicable law, rules and regulations, your free credit balance is not segregated and we can use these funds in our business. Your free credit balance is the amount of funds payable upon your demand. You have the right to receive, in the normal course of business, any free credit balance and any fully paid securities to which you are entitled, subject to any obligations you owe in any of your accounts.

For clients enrolled in a sweep program, the balance in any bank deposit account or shares of any money market mutual fund in which you have a beneficial interest can be withdrawn or liquidated on your order and the proceeds returned to your securities account or remitted to you.

You will have the right to vote full shares and we may solicit voting instructions concerning these full shares in your account. Voting shares in your account will be governed by the then current rules and policies of FINRA and the Securities Exchange Commission or other applicable exchanges or regulatory bodies.

All transactions are subject to the constitution, rules, regulations, customs, usages, rulings and interpretations of the exchange or market, and its clearinghouse, if any, where the transactions are executed, and if not executed on any exchange, FINRA.

You may obtain an investor brochure that includes information describing the FINRA Regulation Public Disclosure Program ("Program"). To obtain a brochure or more information about the Program or your broker contact the FINRA Regulation Public Disclosure Program Hotline at (800)289-9999 or access the FINRA website at www.finra.org

We receive a fee from ISA® banks of up to 2% per annum of the average daily balances. We receive a fee from our affiliated banks of up to $100 per annum for each account that sweeps balances to the banks under the RASP ℠ and ML bank deposit programs. We also receive a fee from Bank of America, N.A. based on the average daily Preferred Deposit ® and Preferred Deposit for Business ® balances.

Options Customers

For all customers, including those who own options, please promptly advise us of any material change in your investment objectives or financial condition. Individual options commission charges have been included in your confirmation. You may request a summary of this information.

Margin Customers

If this statement is for a margin account, it is a combined statement of your margin account and special memorandum account maintained for you pursuant to applicable regulations. The permanent record of the separate account, as required by Regulation T, is available for your inspection upon request. You should retain this statement for use with your next statement to calculate interest charges, if any, for the period covered by this statement. The interest charge period will parallel the statement period, except that interest due for the final day of the statement period will be carried over and appear on your next statement.

Coverage for your Account

The Securities Investor Protection Corporation (SIPC) and our excess-SIPC insurance policy do not cover commodities futures contracts, fixed annuity contracts, hedge funds, private equity funds, commodity pools and other investment contracts (such as limited partnerships) that are not registered with the US Securities Exchange Commission, precious metals, other assets that are not securities, as defined by SIPC, and assets that are not held at MLPF&S, such as cash on deposit at Bank of America, N.A. or Bank of America California, N.A. (Merrill Lynch affiliated banks) or other depository institutions. Those bank deposits are protected by the FDIC up to applicable limits. MLPF&S is not a bank. Unless otherwise disclosed, INVESTMENTS THROUGH MLPF&S ARE NOT FDIC INSURED, ARE NOT BANK GUARANTEED AND MAY LOSE VALUE. To obtain information about SIPC, including the SIPC Brochure, contact SIPC at http://www.sipc.org or (202)371-8300.

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014 1889 14 of 15

Case 24-80040-sgj11 Doc 385-9 Filed 06/28/24 Entered 06/28/24 19:12:34 Desc 10 Page 18 of 18

Fixed Income Securities

Values on your statement generally are based on estimates obtained from various sources and in certain cases only from affiliates. These values assume standard market conditions, are not firm bids or offers and may vary from prices achieved in actual transactions, especially for thinly traded securities. These values are generally for transactions of $1 million or more, which often reflect more favorable pricing than transactions in smaller amounts. You may pay more than these values if you purchase smaller amounts of securities, or receive less if you sell smaller amounts of securities.

Prices and Valuations

While we believe our pricing information to be reliable, we cannot guarantee its accuracy. Pricing information provided for certain thinly traded securities may be stale.

Values on your statement generally are based on estimates obtained from various sources and in certain cases only from affiliates.

Investments such as direct participation program securities (e.g., partnerships, limited liability companies, and real estate trusts which are not listed on any exchange), and alternative investments (e.g. commodity pools, private equity funds, private debt funds, and hedge funds) are generally illiquid investments. No formal trading market exists for these securities and their current values will likely be different from the purchase price. Unless otherwise indicated, and except for certain alternative investment funds sponsored by affiliates of MLPF&S, the value shown on this statement for an investment in these securities has been provided by the management, administrator or sponsor of each program or a third-party vendor, in each case without independent verification by MLPF&S. The values shown may not reflect actual market value or be realized upon a sale. If an estimated value is not provided, accurate valuation information is not available.

Cost Data/Realized Capital Gains & Losses

Cost Data and Realized Capital Gains/Losses are provided in this statement for informational purposes only. Please review for accuracy. Merrill Lynch is not responsible for omitted or restated data. Please consult your tax advisor to determine the tax consequences of your securities transactions. Your statement is not an official accounting of gains/losses. Please refer to your records, trade confirmations, and your Consolidated Tax Reporting Statement (Form 1099).

+

Insurance Policies and Annuity Contracts

Information is based on data from the issuing insurer. We are not responsible for the calculation of policy/contract values. Insurance policies and annuity contracts are generally not held in your MLPF&S account. If we, as custodian or trustee, hold an annuity contract that is a security, SIPC and excess-SIPC coverage apply.

Estimated Annual Income and Current Yield

Estimated Annual Income and Current Yield for certain types of securities could include a return of principal or capital gains in which case the Estimated Annual Income and Current Yield would be overstated. Estimated Annual Income and Current Yield are estimates and the actual income and yield might be lower or higher than the estimated amounts. Current Yield is based upon Estimated Annual Income and the current price of the security and will fluctuate.

Market-Linked Investments (MLI)

MLIs are debt securities or Certificates of Deposit linked to an underlying reference asset. They are reflected on your statement by their underlying reference asset – equities (e.g., stocks, ETFs, equity indices), alternative investments (e.g., commodities, currencies), or fixed income (e.g., interest rates). This classification method illustrates your asset allocation.

Symbols and Abbreviations

⌗	Interest reported to the IRS
■	Gross Proceeds reported to the IRS
•	Dividends reported to the IRS
:	Transactions reported to the IRS
OCC	Options Clearing Corporation
#	Transaction you requested same day payment. Prior day's dividend retained to offset cost of advancing payment on your behalf
N/A	Price, value and/or cost data not available
N/C	Not-Calculated
N/N	Non-negotiable securities
N/O	Securities registered in your name
N/O CUST	Non-negotiable securities registered in the name of the custodian
↑ ↓	Indicates that BofA Merrill Lynch Research has upgraded (↑) or downgraded (↓) its fundamental equity opinion on a security.

014 1889 15 of 15

06/28/24 19:12:34 Desc Sl/D/ Bank Page 1 of 12 May 2024 I A Division of First Citizens Bank Reporting Activity 05/01—05/31Page 1 of 2 3003 Tasman Drive, Santa Clara, CA 95054 address service requested >054316 7677155 0001 092196 1OZ IGER BIOPHARMACEUTICALS, INC. DEBTOR IN POSSESSION 2155 PARK AVENUE PALO ALTO CA 94306 Managing Your Accounts J^. Phone: (408) 654-4636 Toll-Free: (800) 774-7390 Email:c\\entsupport@svb.com Online: wwN.svb.com Summary of Accounts Account Type Account Number Ending Bala Analysis Checking $( Total Balance$1 Analysis Checking— Account Summary Date Description 0510112024 Beginning Balance$0.00 05I31I2024 Ending Balance$0.00 Total debits this period$0.00 Total credits this period$0.00 Service Charge$0.00 Account Activity Transaction Date DescriptionDebits Credits Balance 05/01/2024 Beginning Balance$0.00 No activity this statement period 05/31/2024 Ending Balance $0.00 Member all svb audit confirmation requests should be fcs hjilsubmitted to capital confirmation www confirmation com LENDER ru ru p-u ru PP- _E V- _E m

Case 24-80040-sgj11 Doc 385-10 Filed 06/28/24 Entered 06/28/24 19:12:34 Desc
11 Page 2 of 12

CHECKS OUTSTANDING									CHECKBOOK RECONCILIATION		
DATE OR #	AMOUNT		DATE OR #	AMOUNT		DATE OR #	AMOUNT				
									ENTER BALANCE THIS STATEMENT	$	
									ADD RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT)	$	
									SUBTOTAL	$	
									SUBTRACT TOTAL ITEMS OUTSTANDING	$	
BALANCE should agree with your checkbook balance after deducting charges and adding credits not shown in your checkbook but included on this statement as follows: Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Charge-DEDUCT									BALANCE	$	

PLEASE REPORT ANY ERRORS OR OMISSIONS PROMPTLY TO US. ERRORS OR OMISSIONS THAT ARE REPORTED WITHIN THE FIRST 30 DAYS FROM THE DATE OF THE LAST STATEMENT CYCLE ARE USUALLY RESOLVED MUCH MORE QUICKLY THAN DATED REQUESTS. As a fraud prevention measure, you need to review your statements and report unauthorized use or errors to us, as explained in more detail below.

If your checkbook and statement do not balance have you:

- ☐ Accounted for bank charges?
- ☐ Verified additions and subtractions in your checkbook?
- ☐ Compared canceled checks to check stub?
- ☐ Compared deposit amounts on statement to your checkbook?

Any charges for imprinted checks include state sales tax computed at the current rate, when applicable. You can call (800) 774-7390 to request an item or substitute check, or a legible copy. We will without charge provide at least two items (or substitute checks or legible copies) upon request, with respect to each statement.

IN CASE OF ERRORS OR QUESTIONS CONCERNING YOUR ELECTRONIC TRANSFERS
(For Consumer Clients)

Telephone Silicon Valley Bank at (800) 774-7390 or write us at: Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054, as soon as you can, if you think your statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe this is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

For questions about preauthorized transfers, please contact us at (800) 774-7390.

IN CASE OF UNAUTHORIZED USE OF YOUR CHECKS OR ACCOUNTS

You agree to review your statement and to report unauthorized use (checks or other charges that are forged, altered or other unauthorized use) or error immediately. Your deposit agreement sets specific times within which you must report unauthorized use or errors to us. In summary (and subject to special rules that may apply to consumers), if you fail to report unauthorized use or errors to us within 30 days after your statement is available, you may be liable for subsequent unauthorized use by the same wrongdoer. If you fail to report within 60 days, you may also be precluded from asserting the unauthorized use or other error against us. Your statement is deemed “available” when made available in paper or electronic form. Your deposit agreement or Related Agreements may set shorter reporting requirements, such as for ACH services.

FAIR CREDIT REPORTING ACT

We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report.

Silicon Valley Bank, a division of First-Citizens Bank & Trust Company. Member FDIC.

3003 Tasman Drive, Santa Clara, CA 95054 ADDRESS SERVICE REQUESTED >0E003fl 7677155 0001 092196 1OZ EIGER BIOPHARMACEUTICALS, INC. DEBTOR IN POSSESSION 2155 PARK AVENUE PALO ALTO CA 94306 2 May 2024 Reporting Activity 05/01—05/31 Page 1 of 4 Managing Your Accounts . Phone: (408) 654-4636 Toll-Free:(800) 774-7390 Email:clientsupport@svb.com Online: www.svb.com Summary of Accounts Account Type Account Number Ending Balance Analysis Checking $0.00 Total Balance$0.00 Analysis Checking— Account Summary Date Description 05/01/2024 Beginning Balance$0.00 05/31/2024 Ending Balance$0.00 Total debits this period$1,110,809.70 Total credits this period$1,110,809.70 Service Charge$0.00 Account Activity Transaction DateDescriptionDebits Credits Balance 05/01/2024Beginning Balance$0.00 05/07/2024CAREMARK CAREMARK$0.00$97,653.60 $97,653.60 6980 EIGER BIOPHARMAC 05/07/2024SWEEP TO-$97,653.60$0.00$0.00 05/10/2024CAREMARK CAREMARK$0.00$97,653.60$97,653.60 6980 EIGER BIOPHARMAC 05/10/2024 SWEEP TO $97,653.60$0.00 $0.00 05/14/2024 CAREMARK CAREMARK $0.00$341,787.60$341,787.60 6980 EIGER BIOPHARMAC 05/14/2024SWEEP TO^^B$341,787.60$0.00$0.00 all svb audit confirmation requests should be submitted to capital confirmation www.confirmation.com

Case 24-80040-sgj11 Doc 385-10 Filed 06/28/24 Entered 06/28/24 19:12:34 Desc
11 Page 4 of 12

CHECKS OUTSTANDING									CHECKBOOK RECONCILIATION		
DATE OR #	AMOUNT		DATE OR #	AMOUNT		DATE OR #	AMOUNT				
									ENTER BALANCE THIS STATEMENT	$	
									ADD RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT)	$	
									SUBTOTAL	$	
									SUBTRACT TOTAL ITEMS OUTSTANDING	$	
BALANCE should agree with your checkbook balance after deducting charges and adding credits not shown in your checkbook but included on this statement as follows: Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Charge-DEDUCT									BALANCE	$	

PLEASE REPORT ANY ERRORS OR OMISSIONS PROMPTLY TO US. ERRORS OR OMISSIONS THAT ARE REPORTED WITHIN THE FIRST 30 DAYS FROM THE DATE OF THE LAST STATEMENT CYCLE ARE USUALLY RESOLVED MUCH MORE QUICKLY THAN DATED REQUESTS. As a fraud prevention measure, you need to review your statements and report unauthorized use or errors to us, as explained in more detail below.

If your checkbook and statement do not balance have you:

- ☐ Accounted for bank charges?
- ☐ Verified additions and subtractions in your checkbook?
- ☐ Compared canceled checks to check stub?
- ☐ Compared deposit amounts on statement to your checkbook?

Any charges for imprinted checks include state sales tax computed at the current rate, when applicable. You can call (800) 774-7390 to request an item or substitute check, or a legible copy. We will without charge provide at least two items (or substitute checks or legible copies) upon request, with respect to each statement.

IN CASE OF ERRORS OR QUESTIONS CONCERNING YOUR ELECTRONIC TRANSFERS
(For Consumer Clients)

Telephone Silicon Valley Bank at (800) 774-7390 or write us at: Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054, as soon as you can, if you think your statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe this is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

For questions about preauthorized transfers, please contact us at (800) 774-7390.

IN CASE OF UNAUTHORIZED USE OF YOUR CHECKS OR ACCOUNTS

You agree to review your statement and to report unauthorized use (checks or other charges that are forged, altered or other unauthorized use) or error immediately. Your deposit agreement sets specific times within which you must report unauthorized use or errors to us. In summary (and subject to special rules that may apply to consumers), if you fail to report unauthorized use or errors to us within 30 days after your statement is available, you may be liable for subsequent unauthorized use by the same wrongdoer. If you fail to report within 60 days, you may also be precluded from asserting the unauthorized use or other error against us. Your statement is deemed "available" when made available in paper or electronic form. Your deposit agreement or Related Agreements may set shorter reporting requirements, such as for ACH services.

FAIR CREDIT REPORTING ACT

We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report.

Silicon Valley Bank, a division of First-Citizens Bank & Trust Company. Member FDIC.

Analysis Checking - (continued) Account Activity (continued) Transaction Date Description Debits Credits Balance 05/17/2024 CAREMARK CAREMARK$0.00$256,340.70 $256,340.70 6980 EIGER BIOPHARMAC 05/17/2024 SWEEP TO-$256,340.70 $0.00 $0.00 05/28/2024 CAREMARK CAREMARK$0.00$195,307.20 $195,307.20 6980 EIGER BIOPHARMAC 05/28/2024 SWEEP TO-$195,307.20 $0.00 $0.00 05/31/2024 CAREMARK CAREMARK$0.00$122,067.00 $122,067.00 6980 EIGER BIOPHARMAC 05/31/2024 SWEEP TO-$122,067.00 $0.00 $0.00 05/31/2024 Ending Balance $0.00

May 2024 Reporting activity 05/01—05/31 Page 4 of 4 THIS PAGE LEFT INTENTIONALLY BLANK

3003 Tasman Drive, Santa Clara, CA 95054 ADDRESS SERVICE REQUESTED >020636 7677155 0001 092196 1OZ EIGER BIOPHARMACEUTICALS, INC. DEBTOR IN POSSESSION 2155 PARK AVENUE PALO ALTO CA 94306 Reporting activity 05/01—05/31 Page 1 of 6 Managing Your Accounts J^. Phone: (408) 654-4636 TOLL-FREE:(800) 774-7390 p” Email:clientsupport@svb.com Online: www.svb.com Summary of Accounts Account Type Account Number Ending Balance Analysis Checking $3,056,489.28 Total Balance$3,056,489.28 Analysis Checking— Account Summary Date Description 05/01/2024 Beginning Balance$6,776,120.64 05/31/2024 Ending Balance$3,056,489.28 Total debits this period$4,847,196.84 Total credits this period$1,127,565.48 Service Charge$0.00 Account Activity Transaction Date DescriptionDebits Credits Balance 05/01/2024 Beginning Balance$6,776,120.64 05/01/2024 WIRE OUT -$1,858,824.00$0.00 $4,917,296.64 ;BNF KCC AAF RESTR UCTURING CLIENTS;OBI FBO EIGER 05/02/2024 WIRE OUT-$2,612.90 $0.00 $4,914,683.74 ;BNF ABC PLAN INC; OBI PAYMENT OF INVOICE 1199 PA 05/06/2024 BAMBORA EX_-$780.48 $0.00 $4,913,903.26 Eiger BioPharmaceutica 05/06/2024 NJ WEB PMT 02201 NJWEB02201-$4,000.00 $0.00 $4,909,903.26 all svb audit confirmation requests should be SUBMITTED TO capital confirmation www.confirmation.com

Case 24-80040-sgj11 Doc 385-10 Filed 06/28/24 Entered 06/28/24 19:12:34 Desc
11 Page 8 of 12

CHECKS OUTSTANDING						CHECKBOOK RECONCILIATION	
DATE OR #	AMOUNT	DATE OR #	AMOUNT	DATE OR #	AMOUNT		
						ENTER BALANCE THIS STATEMENT	$
						ADD RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT)	$
						SUBTOTAL	$
						SUBTRACT TOTAL ITEMS OUTSTANDING	$
BALANCE should agree with your checkbook balance after deducting charges and adding credits not shown in your checkbook but included on this statement as follows: Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Charge-DEDUCT						BALANCE	$

PLEASE REPORT ANY ERRORS OR OMISSIONS PROMPTLY TO US. ERRORS OR OMISSIONS THAT ARE REPORTED WITHIN THE FIRST 30 DAYS FROM THE DATE OF THE LAST STATEMENT CYCLE ARE USUALLY RESOLVED MUCH MORE QUICKLY THAN DATED REQUESTS. As a fraud prevention measure, you need to review your statements and report unauthorized use or errors to us, as explained in more detail below.

If your checkbook and statement do not balance have you:

☐ Accounted for bank charges? ☐ Verified additions and subtractions in your checkbook? ☐ Compared canceled checks to check stub? ☐ Compared deposit amounts on statement to your checkbook?

Any charges for imprinted checks include state sales tax computed at the current rate, when applicable. You can call (800) 774-7390 to request an item or substitute check, or a legible copy. We will without charge provide at least two items (or substitute checks or legible copies) upon request, with respect to each statement.

IN CASE OF ERRORS OR QUESTIONS CONCERNING YOUR ELECTRONIC TRANSFERS
(For Consumer Clients)

Telephone Silicon Valley Bank at (800) 774-7390 or write us at: Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054, as soon as you can, if you think your statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe this is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

For questions about preauthorized transfers, please contact us at (800) 774-7390.

IN CASE OF UNAUTHORIZED USE OF YOUR CHECKS OR ACCOUNTS

You agree to review your statement and to report unauthorized use (checks or other charges that are forged, altered or other unauthorized use) or error immediately. Your deposit agreement sets specific times within which you must report unauthorized use or errors to us. In summary (and subject to special rules that may apply to consumers), if you fail to report unauthorized use or errors to us within 30 days after your statement is available, you may be liable for subsequent unauthorized use by the same wrongdoer. If you fail to report within 60 days, you may also be precluded from asserting the unauthorized use or other error against us. Your statement is deemed “available” when made available in paper or electronic form. Your deposit agreement or Related Agreements may set shorter reporting requirements, such as for ACH services.

FAIR CREDIT REPORTING ACT

We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report.

Silicon Valley Bank, a division of First-Citizens Bank & Trust Company. Member FDIC.

Analysis Checking - (continued) Account Activity (continued) Transaction Date Description Debits Credits Balance 05/06/2024 Eiger Bio Inc. SVB-171-$7,000.00 $0.00 $4,902,903.26 ACH OFFSET 05/06/2024 Transfermate Inc TMATE -$12,207.05 $0.00 $4,890,696.21 Eiger BioPharmaceutica 05/07/2024 Transfermate Inc TMATE -$88,863.36 $0.00 $4,801,832.85 Eiger BioPharmaceutica 05/07/2024 SWEEP FROM $0.00 $97,653.60 $4,899,486.45 05/09/2024 Eiger Bio Inc. SVB-172-$1,575.00 $0.00 $4,897,911.45 ACH OFFSET 05/09/2024 Transfermate Inc TMATE -$308,960.00 $0.00 $4,588,951.45 Eiger BioPharmaceutica 05/09/2024 WIRE OUT -$184,945.00 $0.00 $4,404,006.45 ;BNF KCC AAF RESTR UCTURING CLIENTS;OBI FBO EIGER 05/10/2024 WIRE IN $0.00 $16,755.78 $4,420,762.23 B;ORG INNOVATUS LIF E SCIENCES;REF SWF OF 24/05/10 05/10/2024 Transfermate Inc TMATE-$3,624.16 $0.00 $4,417,138.07 Eiger BioPharmaceutica 05/10/2024 Transfermate Inc TMATE-$69,677.07 $0.00 $4,347,461.00 Eiger BioPharmaceutica 05/10/2024 WIRE OUT -$147,452.67 $0.00 $4,200,008.33 ^^^^^B;BNF TRINET HR III , INC;REF Q+8889070 133 05/10/2024 SWEEP FROM $0.00 $97,653.60 $4,297,661.93 05/14/2024 SWEEP FROM$0-00 $341,787.60 $4,639,449.53 05/15/2024 FX EUR 119813.-$131,929.15 $0.00 $4,507,520.38 6 RATE: 1.10112PAYMENT OF INVO ICESEIGER BIOPHARMACEUTICALS 05/17/2024 Eiger Bio Inc. SVB-173-$13,116.75 $0.00 $4,494,403.63 ACH OFFSET

Account Activity (continued) Transaction Date Description Debits Credits Balance 05/17/2024 WIRE OUT -$184,945.00 $0.00 $4,309,458.63 B;BNF KCC AAF RESTR UCTURING CLIENTS;OBI FBO EIGER 05/17/2024 SWEEP FROM$0.00 $256,340.70 $4,565,799.33 05/20/2024 BAMBORA-$49.71 $0.00 $4,565,749.62 Eiger BioPharmaceutica 05/20/2024 Transfermate Inc TMATE-$19,880.69 $0.00 $4,545,868.93 Eiger BioPharmaceutica 05/20/2024 Transfermate Inc TMATE -$44,094.63 $0.00 $4,501,774.30 Eiger BioPharmaceutica 05/23/2024 Eiger Bio Inc. SVB-174 -$21,894.34 $0.00 $4,479,879.96 ACH OFFSET 05/24/2024 FX EUR 319853 -$351,192.20 $0.00 $4,128,687.76 RATE: 1.09798PAYMENT OF INVOIC 05/24/2024 FX EUR 274500-$301,368.06 $0.00 $3,827,319.70 RATE: 1.09788PAYMENT OF INVOIC E 05/24/2024 Transfermate Inc TMATE-$83,473.68 $0.00 $3,743,846.02 Eiger BioPharmaceutica 05/24/2024 Transfermate Inc TMATE -$130,855.24 $0.00 $3,612,990.78 Eiger BioPharmaceutica 05/24/2024 WIRE OUT -$240,445.00 $0.00 $3,372,545.78 UCTURING CLIENTS;OBI FBO EIGER 05/24/2024 WIRE OUT ^^^^^^^^^^-$482,770.75 $0.00 $2,889,775.03 ^^^^^B;BNF INTEGRICHAIN, INC;OBI INTERNAL ID 05/28/2024 BAMBORA -$3,488.16 $0.00 $2,886,286.87 Eiger BioPharmaceutica 05/28/2024 ANALYSIS SERVICE CHARGE -$21.50 $0.00 $2,886,265.37

Account Activity (continued) Transaction Date Description Debits Credits Balance 05/28/2024 WIRE OUT -$147,150.29 $0.00$2,739,115.08 B;BNF TRINET HR III , INC;REF Q+8905622 048 05/28/2024 SWEEP FROM$0.00$195,307.20$2,934,422.28 05/31/2024 SWEEP FROM$0.00$122,067.00$3,056,489.28 05/31/2024 Ending Balance$3,056,489.28

THIS PAGE LEFT INTENTIONALLY BLANK

Case 24-80040-sgj11 Doc 386 Filed 06/28/24 Entered 06/28/24 19:20:07 Desc Main Document Page 1 of 12 UNITED STATES BANKRUPTCY COURT Northern DISTRICT OF Texas Dallas In Re. EBPI Merger Inc. § Case No. 24-80041 § § Lead Case No. 24-80040 Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 05/31/2024 Petition Date: 04/01/2024 Months Pending: 2 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 9 Debtor’s Full-Time Employees (as of date of order for relief): 9 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Doug Staut Doug Staut Signature of Responsible Party Printed Name of Responsible Party 06/28/2024 Date 2100 Ross Avenue, 21st Floor, Dallas, Texas 75201 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021)

Case 24-80040-sgj11 Doc 386 Filed 06/28/24 Entered 06/28/24 19:20:07 Desc
Main Document Page 2 of 12

Debtor's Name EBPI Merger Inc. Case No. 24-80041

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ○ Other ○ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021) 2

Debtor’s Name EBPI Merger Inc. Case No. 24-80041 Part 5: Professional Fees and Expenses Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative a. Debtor’s professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi

xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv

xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi

Case 24-80040-sgj11 Doc 386 Filed 06/28/24 Entered 06/28/24 19:20:07 Desc
Main Document Page 7 of 12
Debtor's Name EBPI Merger Inc. Case No. 24-80041

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UST Form 11-MOR (12/01/2021) 7

Case 24-80040-sgj11 Doc 386 Filed 06/28/24 Entered 06/28/24 19:20:07 Desc
Main Document Page 8 of 12

Debtor's Name EBPI Merger Inc. Case No. 24-80041

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○ No ◉	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○ No ◉	
c.	Were any payments made to or on behalf of insiders?	Yes ○ No ◉	
d.	Are you current on postpetition tax return filings?	Yes ◉ No ○	
e.	Are you current on postpetition estimated tax payments?	Yes ◉ No ○	
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉ No ○	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○ No ◉	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○ No ○ N/A ◉	
i.	Do you have: Worker's compensation insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
	Casualty/property insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○ No ◉	
k.	Has a disclosure statement been filed with the court?	Yes ○ No ◉	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉ No ○	

UST Form 11-MOR (12/01/2021) 8

Debtor’s Name EBPI Merger Inc. Case No. 24-80041 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 Yes No U.S.C § 101(14A)? m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Doug Staut Doug Staut Signature of Responsible Party Printed Name of Responsible Party Chief Restructuring Officer 06/28/2024 Title Date

Case 24-80040-sgj11 Doc 386 Filed 06/28/24 Entered 06/28/24 19:20:07 Desc Main Document Page 10 of 12 Debtor’s Name EBPI Merger Inc. Case No. 24-80041

Case 24-80040-sgj11 Doc 386 Filed 06/28/24 Entered 06/28/24 19:20:07 Desc Main Document Page 11 of 12 Debtor’s Name EBPI Merger Inc. Case No. 24-80041

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Case 24-80040-sgj11 Doc 387 Filed 06/28/24 Entered 06/28/24 19:22:32 Desc Main Document Page 1 of 12 UNITED STATES BANKRUPTCY COURT Northern DISTRICT OF Texas Dallas In Re. EB Pharma LLC § Case No. 24-80042 § § Lead Case No. 24-80040 Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 05/31/2024 Petition Date: 04/01/2024 Months Pending: 2 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 9 Debtor’s Full-Time Employees (as of date of order for relief): 9 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Doug Staut Doug Staut Signature of Responsible Party Printed Name of Responsible Party 06/28/2024 Date 2100 Ross Avenue, 21st Floor, Dallas, Texas 75201 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021)

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Debtor's Name EB Pharma LLC Case No. 24-80042

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ○ Other ○ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021) 2

Case 24-80040-sgj11 Doc 387 Filed 06/28/24 Entered 06/28/24 19:22:32 Desc Main Document Page 3 of 12 Debtor’s Name EB Pharma LLC Case No. 24-80042 Part 5: Professional Fees and Expenses Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative a. Debtor’s professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi

Case 24-80040-sgj11 Doc 387 Filed 06/28/24 Entered 06/28/24 19:22:32 Desc Main Document Page 4 of 12 Debtor’s Name EB Pharma LLC Case No. 24-80042 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii

Case 24-80040-sgj11 Doc 387 Filed 06/28/24 Entered 06/28/24 19:22:32 Desc Main Document Page 5 of 12 Debtor’s Name EB Pharma LLC Case No. 24-80042 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv

Case 24-80040-sgj11 Doc 387 Filed 06/28/24 Entered 06/28/24 19:22:32 Desc Main Document Page 6 of 12 Debtor’s Name EB Pharma LLC Case No. 24-80042 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi

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Debtor's Name EB Pharma LLC Case No. 24-80042

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name EB Pharma LLC Case No. 24-80042

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○	No ◉		
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○	No ◉		
c.	Were any payments made to or on behalf of insiders?	Yes ○	No ◉		
d.	Are you current on postpetition tax return filings?	Yes ◉	No ○		
e.	Are you current on postpetition estimated tax payments?	Yes ◉	No ○		
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉	No ○		
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○	No ◉		
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○	No ○	N/A ◉	
i.	Do you have: Worker's compensation insurance?	Yes ◉	No ○		
	If yes, are your premiums current?	Yes ◉	No ○	N/A ○	(if no, see Instructions)
	Casualty/property insurance?	Yes ◉	No ○		
	If yes, are your premiums current?	Yes ◉	No ○	N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ◉	No ○		
	If yes, are your premiums current?	Yes ◉	No ○	N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○	No ◉		
k.	Has a disclosure statement been filed with the court?	Yes ○	No ◉		
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉	No ○		

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name EB Pharma LLC Case No. 24-80042

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	06/28/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

Case 24-80040-sgj11 Doc 387 Filed 06/28/24 Entered 06/28/24 19:22:32 Desc Main Document Page 10 of 12 Debtor’s Name EB Pharma LLC Case No. 24-80042

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Case 24-80040-sgj11 Doc 388 Filed 06/28/24 Entered 06/28/24 19:27:53 Desc Main Document Page 1 of 12 UNITED STATES BANKRUPTCY COURT Northern DISTRICT OF Texas Dallas In Re. Eiger BioPharmaceuticals Europe Limited § Case No. 24-80043 § § Lead Case No. 24-80040 Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 05/31/2024 Petition Date: 04/01/2024 Months Pending: 2 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 9 Debtor’s Full-Time Employees (as of date of order for relief): 9 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Doug Staut Doug Staut Signature of Responsible Party Printed Name of Responsible Party 06/28/2024 Date 2100 Ross Avenue, 21st Floor, Dallas, Texas 75201 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021)

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Debtor's Name Eiger BioPharmaceuticals Europe Limited Case No. 24-80043

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name Eiger BioPharmaceuticals Europe Limited Case No. 24-80043

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
		Firm Name	Role				
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UST Form 11-MOR (12/01/2021) 3

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Debtor's Name Eiger BioPharmaceuticals Europe Limited Case No. 24-80043

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UST Form 11-MOR (12/01/2021) 4

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Debtor's Name Eiger BioPharmaceuticals Europe Limited Case No. 24-80043

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
		Firm Name	Role				
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UST Form 11-MOR (12/01/2021) 5

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Debtor's Name Eiger BioPharmaceuticals Europe Limited Case No. 24-80043

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UST Form 11-MOR (12/01/2021) 6

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Debtor's Name Eiger BioPharmaceuticals Europe Limited Case No. 24-80043

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name Eiger BioPharmaceuticals Europe Limited Case No. 24-80043

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○ No ◉	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○ No ◉	
c.	Were any payments made to or on behalf of insiders?	Yes ○ No ◉	
d.	Are you current on postpetition tax return filings?	Yes ◉ No ○	
e.	Are you current on postpetition estimated tax payments?	Yes ◉ No ○	
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉ No ○	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○ No ◉	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○ No ○ N/A ◉	
i.	Do you have: Worker's compensation insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
	Casualty/property insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○ No ◉	
k.	Has a disclosure statement been filed with the court?	Yes ○ No ◉	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉ No ○	

UST Form 11-MOR (12/01/2021) 8

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Main Document Page 9 of 12
Debtor's Name Eiger BioPharmaceuticals Europe Limited Case No. 24-80043

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ●
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ●

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	06/28/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

Case 24-80040-sgj11 Doc 388 Filed 06/28/24 Entered 06/28/24 19:27:53 Desc Main Document Page 10 of 12 Debtor’s Name Eiger BioPharmaceuticals Europe Limited Case No. 24-80043

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Case 24-80040-sgj11 Doc 389 Filed 06/28/24 Entered 06/28/24 19:31:19 Desc
Main Document Page 1 of 12

UNITED STATES BANKRUPTCY COURT

Northern DISTRICT OF Texas

Dallas

In Re. EigerBio Europe Limited	§	Case No. 24-80044
	§	
______	§	Lead Case No. 24-80040
Debtor(s)	§	
		☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 05/31/2024

Petition Date: 04/01/2024

Months Pending: 2

Industry Classification: 3 2 5 4

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 9

Debtor's Full-Time Employees (as of date of order for relief): 9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☒ Accounts receivable aging
- ☒ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Doug Staut
Signature of Responsible Party

Doug Staut
Printed Name of Responsible Party

06/28/2024
Date

2100 Ross Avenue, 21st Floor, Dallas, Texas 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

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Main Document Page 2 of 12

Debtor's Name EigerBio Europe Limited Case No. 24-80044

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$76,300	
b.	Total receipts (net of transfers between accounts)	$2,085	$2,085
c.	Total disbursements (net of transfers between accounts)	$28,626	$28,626
d.	Cash balance end of month (a+b-c)	$49,759	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$28,626	$28,626

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$243,720
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d	Total current assets	$11,653,613
e.	Total assets	$11,653,613
f.	Postpetition payables (excluding taxes)	$3,760
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$3,760
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$12,660,940
n.	Total liabilities (debt) (j+k+l+m)	$12,664,701
o.	Ending equity/net worth (e-n)	$-1,011,088

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$-45,291	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$-45,291	
d.	Selling expenses	$0	
e.	General and administrative expenses	$13,094	
f.	Other expenses	$-131,173	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$72,789	$7,644

UST Form 11-MOR (12/01/2021) 2

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Main Document Page 3 of 12

Debtor's Name EigerBio Europe Limited Case No. 24-80044

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
		Firm Name	Role				
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UST Form 11-MOR (12/01/2021) 3

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Debtor's Name EigerBio Europe Limited Case No. 24-80044

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UST Form 11-MOR (12/01/2021) 4

Case 24-80040-sgj11 Doc 389 Filed 06/28/24 Entered 06/28/24 19:31:19 Desc Main Document Page 5 of 12 Debtor’s Name EigerBio Europe Limited Case No. 24-80044 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv

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Debtor's Name EigerBio Europe Limited Case No. 24-80044

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UST Form 11-MOR (12/01/2021) 6

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Debtor's Name EigerBio Europe Limited Case No. 24-80044

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UST Form 11-MOR (12/01/2021) 7

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Main Document Page 8 of 12
Debtor's Name EigerBio Europe Limited Case No. 24-80044

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$1,660,420	$5,043,054	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ○ No ◉

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ○ No ◉

c. Were any payments made to or on behalf of insiders? — Yes ◉ No ○

d. Are you current on postpetition tax return filings? — Yes ◉ No ○

e. Are you current on postpetition estimated tax payments? — Yes ◉ No ○

f. Were all trust fund taxes remitted on a current basis? — Yes ◉ No ○

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ○ No ◉

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ○ No ○ N/A ◉

i. Do you have:
- Worker's compensation insurance? — Yes ◉ No ○
  - If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)
- Casualty/property insurance? — Yes ◉ No ○
  - If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)
- General liability insurance? — Yes ◉ No ○
  - If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ○ No ◉

k. Has a disclosure statement been filed with the court? — Yes ○ No ◉

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ◉ No ○

UST Form 11-MOR (12/01/2021) 8

Case 24-80040-sgj11 Doc 389 Filed 06/28/24 Entered 06/28/24 19:31:19 Desc Main Document Page 9 of 12
Debtor's Name EigerBio Europe Limited Case No. 24-80044

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	06/28/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

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Case 24-80040-sgj11 Doc 389-1 Filed 06/28/24 Entered 06/28/24 19:31:19 Desc 1 Page 1 of 1 Exhibit—1 In re: Eiger BioEurope Limited Case No.: 24-80044 Reporting Period: 5/1/2024—5/31/2024 Cash Balance Beg. of Cash Receipts Cash Disbursements Disbursements by 3rd Party Total Disbursements Debtor Case Number Cash Balance EOM Month Current Month Current Month Current Month Current Month Eiger BioEurope Limited 24-80044 $ 76,300 2,085 (28,626) NA $ 49,759 $ —$ (28,626) Total Cash Receipts and Cash Disbursements $ 76,300 $ 2,085 $ (28,626) NA $ 49,759 $ —$ (28,626) 1. In UST form, intercompany and timing adjustments are included in Receipts to avoid inclusion in quarterly fee calculation.

Case 24-80040-sgj11 Doc 389-2 Filed 06/28/24 Entered 06/28/24 19:31:19 Desc 2 Page 1 of 1 Exhibit—2 In re: Eiger BioEurope Limited Case No.: 24-80044 Reporting Period: 5/1/2024—5/31/2024 Eiger BioPharmaceuticals, Inc. Current Month Cumulative 05/01/2024—05/31/2024 04/01/2024—05/31/2024 Notes Income Income $ (45,291) $ 119,541 Total Income $ (45,291) $ 119,541 Operating Expenses Cost of Sales — -Expenses 13,094 13,094 Total Operating Expenses $ 13,094 $ 165,734 Operating Income / (Loss) $ (58,384) $ (46,193) Other (Income) / Expense Other Income $ —$ —[1] Other Expense (131,173) (53,837) [1] Total Other (Income) / Expense $ (131,173) $ (53,837) Net Income / (Loss) before Reorganization Expenses $ 72,789 $ 7,644 Reorganization Items, net — -Net Income / (Loss) $ 72,789 $ 7,644 Notes [1]—Includes both realized and unrealized (gains) / losses.

Case 24-80040-sgj11 Doc 389-3 Filed 06/28/24 Entered 06/28/24 19:31:19 Desc 3 Page 1 of 1 Exhibit—3 In re: Eiger BioEurope Limited Case No.: 24-80044 Reporting Period: 5/31/2024 Supplemental Balance Sheet Eiger BioPharmaceuticals, Inc. 05/31/2024 ASSETS Cash and Equivalents $ 49,637 Accounts Receivable Trade 243,720 Intercompany Receivables 11,346,107 Inventory -Prepaid Insurance 5,328 VAT on Purchases-Input VAT Receivable 775 Other Receivables 8,046 Total Current Assets $ 11,653,613 TOTAL ASSETS $ 11,653,613 LIABILITIES & EQUITY Liabilities Not Subject to Compromise Postpetition Payables $ 3,760 Total Liabilities Not Subject to Compromise $ 3,760 Liabilities Subject to Compromise Accounts Payable Trade $ (465) Intercompany Payables 13,210,913 Accruals GTN: Other Gross to Net 495,711 Accrued Liabilities 8,172 Total Liabilities Subject to Compromise $ 13,714,331 Total Liabilities $ 13,718,091 Total Equity $ (2,064,479) TOTAL LIABILITIES & EQUITY $ 11,653,613 Note: All currency converted at end of period at an exchange rate of $1.0832 / EUR

Case 24-80040-sgj11 Doc 389-4 Filed 06/28/24 Entered 06/28/24 19:31:19 Desc 4 Page 1 of 1 In re: Eiger BioEurope Limited Exhibit—4 AR Aging Case No.: 24-80044 Reporting Period: 5/31/2024 Eigerbio Europe 10016 04/30/24 06/29/24 -29 Sciensus (Germany) EUR* € 168,750.00 $ 182,790.00 $ 182,790.00 Eigerbio Europe 10017 05/31/24 07/30/24 -60 Sciensus (Germany) EUR* € 56,250.00 $ 60,930.00 $ 60,930.00 Total (USD) $ 243,720.00 $ —$ 243,720.00 Notes All foreign currencies are translated to USD as of month end

Case 24-80040-sgj11 Doc 389-5 Filed 06/28/24 Entered 06/28/24 19:31:19 Desc 5 Page 1 of 1 In re: Eiger BioEurope Limited AP Aging Exhibit—5 Case No.: 24-80044 Reporting Period: 5/31/2024 Post-Petition Payables Total Open Vendor Company Name Invoice Amount Due Date Current 0—30 Days 31—60 Days Balance V1319 Niche Quality 289 $ 527.61 05/26/24 $ —$ 528 $ —$ 528 V1319 Niche Quality 298 $ 791.41 06/16/24 $ 791 $ —$ —$ 791 V1319 Niche Quality 295 $ 1,303.70 06/02/24 $ 1,304 $ —$ —$ 1,304 V1319 Niche Quality 296 $ 428.25 06/09/24 $ 428 $ —$ —$ 428 V1319 Niche Quality 297 $ 709.49 06/16/24 $ 709 $ —$ —$ 709 Grand Total $ 3,760.45 $ 3,232.84 $ 527.61 $ —$ 3,760.45